AMENDED AND RESTATED
                                MASTER AGREEMENT


     This AMENDED AND RESTATED MASTER AGREEMENT (this "Agreement") is made as of the June 30, 1998, by and among FAC REALTY TRUST, INC., a Maryland corporation (sometimes referred to as "FAC" or the "Company"); FAC PROPERTIES, L.P., a Delaware limited partnership (the "Operating Partnership"); KONOVER MANAGEMENT SOUTH CORP. ("Konover Management South"), a Florida corporation; and the other signatories to this Agreement hereinafter contained (each a "Contributor" and collectively the "Contributors").

     WHEREAS, FAC, the Operating Partnership, Konover Management South, and the Contributors are parties to that certain Master Agreement dated as of February 24, 1998 (the "Original Master Agreement"); and

     WHEREAS, the parties desire to amend certain provisions of the Original Master Agreement and to restate the Original Master Agreement in its entirety;

     NOW, THEREFORE, in consideration of the premises herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Original Master Agreement is hereby amended and restated in its entirety as follows:


                                    ARTICLE I
                                   DEFINITIONS

     The following capitalized terms shall have the following meanings for all purposes of this Agreement and such meanings are equally applicable to the singular and plural forms of the terms defined. The terms "hereof", "hereto", "herein", "hereunder" and comparable terms refer to the entire agreement with respect to which such terms are used and not to any particular section, subsection, paragraph or other subdivision thereof.

     "Acquired Partnerships" means, collectively, the corporations, trusts, partnerships and/or limited liability companies listed in the Acquisition Schedule.

     "Acquisition Schedule" means the schedule of Acquired Partnerships and Properties attached hereto as Schedule 1 and incorporated herein by reference.

     "Affiliate" means, as to any Person (as defined below), each of the Persons
     (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with such Person; or (ii) which beneficially owns or holds 10% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 10% or more of the equity interest) of such Person; or (iii) 10% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation,

     10% or more of the equity interest) of which is beneficially owned or held by such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether by ownership of voting stock, by contract, by close family relationships (i.e., parent, spouse, child or sibling) or otherwise.

     "Agreement" means this Amended and Restated Master Agreement.

     "Allocated Property Value" means as defined in Section 3.1(a).

     "Apportionment Date" means April 1, 1998.

     "Average Share Price" means, with reference to any day, the average of the last reported sales price (or, if there is no such price, the average of the last reported "bid" and "ask" prices) for Shares for the thirty (30) consecutive business days through and including the last business day prior to such day.

     "Award Date" means as defined in Section 3.4.

     "Board" means the Board of Directors of FAC.

     "Bringdown Certificate" means, as applicable, a certificate executed by FAC and the Operating Partnership as to the continuing truth and accuracy in all material respects as of the Closing Date of each and all of the respective representations and warranties by such parties, or a Certificate executed by the applicable Contributors and Constituent Partnerships owning a Property as to the continuing truth and accuracy in all material respects as of the Closing Date of each and all of the representations and warranties of such Contributors and Constituent Partnerships under this Agreement with respect to themselves or such Property.

     "Closing" means, with respect to any Property or Properties, the closing and consummation of the transactions contemplated by this Agreement relating to such Property or Properties.

     "Closing Date" means, with respect to any Property or Properties, the date upon which the Closing occurs, upon not less than ten (10) days notice from the Operating Partnership to the Contributors of the Property or Properties to which the Closing relates, but in no event later than the Outside Closing Date.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Constituent Financial Statements" means the periodic income statement and balance sheets provided to the Operating Partnership (including the schedules attached thereto) for the Properties and, as applicable, the Contributors or Constituent Partnerships (i.e. whichever is the direct contributor of each Property), covering the three (3) most recent completed fiscal years of the applicable Constituent Party plus any more recent financial statements which may exist. The parties acknowledge that the Constituent Financial Statements for the

     Contributor of the Property known as South Cobb Festival Centre are limited to such Property and do not relate to the other assets of such Contributor.

     "Constituent   Parties"  means   collectively   the  Contributors  and  the
     Constituent Partnerships, without duplication.

     "Constituent Partnerships" means, as to those Properties, if any, which are owned (legally or beneficially) or leased by corporations, trusts, partnerships, limited liability companies or other entities which are in turn owned by certain of the Contributors, such corporations, trusts, partnerships, limited liability companies or other entities which may be so owned by certain of the Contributors.

     "Contribution Price" means the consideration to be paid by the Operating Partnership to the Contributors for their Interests in the Properties as set forth in Section 3.1.

     "Contributor Counsel" means Shipman & Goodwin, LLP, located at the address provided in the Section of this Agreement entitled "Notices," counsel to the Constituent Parties.

     "Environmental Law" means any and all federal, state and local laws, regulations, ordinances and other requirements relating to pollution or protection of the environment, including, without limitation, laws, regulations and requirements relating to the ownership, possession, storage and control of the Properties (as defined below) and to emissions, discharges, releases or threatened releases of storm water, pollutants, contaminants, toxic or hazardous substances, or solid or hazardous wastes into the environment (including without limitation ambient air, surface water, groundwater or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, toxic or hazardous substances, or solid or hazardous wastes. The Environmental Laws include, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "GAAP"  means  Generally  Accepted  Accounting   Principles,   consistently
     applied.

     "Improvements" means all buildings, structures, streets, furnishings, parking lots, landscaping, walls, ponds, culverts, fixtures, utilities, fences, driveways, loading docks, security systems and other physical features constructed or assembled on, at, upon or beneath any of the Properties (whether finished or unfinished).

     "Indebtedness" means, without duplication, any obligations for borrowed money, whether heretofore, now or hereafter owing, arising, due or payable to any person and howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise and whether matured or unmatured. Without in any way limiting the
     generality  of  the  foregoing,   Indebtedness  specifically  includes  the
     following: (a) all obligations or liabilities of any person that are secured by any lien, claim, encumbrance or security interest upon property;
     (b) all obligations or liabilities created or arising under any capital lease of real or personal property, or conditional sale or other title retention agreement with respect to property, even though the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such property; (c) in the context of an acquisition hereunder of Interests in a Constituent Partnership, all obligations to trade creditors and all unfunded pension fund, employee medical or welfare obligations and liabilities; (d) deferred taxes; and (e) all obligations under any indemnification agreements, guaranty agreements, letters of credit or other documents creating such contingent liabilities.

     "Independent Director" shall have the meaning set forth in the charter of FAC, as it may be amended from time to time.

     "Interests" shall mean, collectively, all direct or indirect equity interests owned by any Contributor and set forth in the Acquisition Schedule and any other direct or indirect equity interests such Contributor may have, whether now owned or hereinafter acquired, in the Acquired Partnerships or the Properties listed in the Acquisition Schedule.

     "Lazard Stock Purchase Agreement" shall mean that certain Amended and Restated Stock Purchase Agreement dated as of March 23, 1998 by and between FAC and Prometheus Southeast Retail LLC with respect to the Lazard Transaction.

     "Lien" means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease consignment or bailment for security purposes. The term Lien shall include reservations, exceptions, defects of any kind or nature, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property.

     "Material Adverse Effect" shall mean a material adverse effect on the financial condition, results of operations, businesses or prospects of the Property in question or the Person in question and its Subsidiaries (to the extent of the interests of the company in question therein) taken as a whole.

     "Net Operating Income" shall mean, for any period, all Operating Income during such period minus all Operating Expenses during such period, determined in accordance with GAAP provided that, in determining Net Operating Income, (i) Operating Expenses shall be adjusted (A) to reflect a normalized allowance for lease rollovers based on the rent roll for each Property and then current market conditions, including downtime, tenant improvement costs and leasing commissions, (B) a reserve for capital expenditures equal to $0.10 per square foot of rentable space per annum and
     (C) a vacancy allowance at the actual vacancy rate (but not less than 5%), and (ii) Operating Income shall be adjusted (A) to exclude rents from temporary or month-to-month tenants or tenants operating under bankruptcy protection, (B) to include the annualized base rent for executed leases with tenants in occupancy which are open for business and actually paying rent for at least three months, and (C) to give effect to any mandatory and liquidated rent adjustments or any cancellation options in any leases which, in each case, relate to the twelve (12) months following the expiration of such period;

     "NYSE" means the New York Stock Exchange, Inc.

     "Operating Expenses" shall mean, for any period, all expenditures for a Property as and to the extent required to be expensed or allowed to be expensed and in fact expensed under GAAP during such period in connection with the ownership, operation, maintenance, repair or leasing of each Property, including (i) management fees, calculated at not less than five percent (5%) of gross rental income, insurance premiums, bank charges, expenses for accounting, advertising, marketing, architectural services, utilities, extermination, cleaning, trash removal, window washing, landscaping and security; and reasonable and necessary legal expenses incurred in connection with the operation of each Property; (ii) taxes (other than income taxes); and (iii) the cost of interior and exterior maintenance, repairs and minor alterations; provided that Operating Expenses will not include non-cash items such as depreciation and amortization or any non-recurring expenditures or any extraordinary expenditures not considered operating expenses under GAAP.

     "Operating Income" for any period, all regular on-going revenues actually received from the operation of each Property during such period, including
     (i) rents and (ii) all other amounts received which in accordance with GAAP are required to be or are included in annual financial statements as operating income of each Property; provided, that Operating Income will not include (1) income from non-recurring income sources, (2) advance rents or other payments relating to portions of the term of the lease other than the period in question, (3) deposits or escrows, (4) any income otherwise includable in Operating Income but paid to a person other than the owner of the Property, (5) proceeds of casualty insurance or condemnation awards or
     (6) income from a sale, financing or other capital transaction.

     "Outside Closing Date" means December 31, 1998.

     "Operating Partnership Agreement" means the Agreement of Limited Partnership of FAC Properties, L.P., as amended through the date hereof, including the amendment to admit the Contributors as limited partners therein.

     "Outstanding Debt Financing" means the secured mortgage Indebtedness of the Properties described as such on Schedule 6.1A.9 attached hereto including any indemnifications and guarantees related thereto.

     "Permitted Liens" means (i) liens for ad valorem taxes not yet due and payable; (ii) lease memoranda or notices, restrictions, easements, covenants, reservations and rights of way of record as do not detract from the value or interfere with the present use of a parcel of property; (iii) zoning ordinances, restrictions and other requirements imposed by governmental authority as do not interfere with the present use of a parcel of property; and (iv) such imperfections of title, liens and encumbrances, if any, as do not detract from the value or interfere with the present use of a parcel of property and which do not secure obligations for borrowed money or the deferred purchase price of property.

     "Person" means any individual, joint venture, corporation, limited liability company, trust, company, voluntary association, partnership, trust, joint stock company, unincorporated organization, association, government, or any agency, instrumentality, or political subdivision thereof, or any other form of entity.

     "Property" or "Properties" shall mean, individually, the real property together with any Improvements thereon and all tangible and intangible personal property and rights, privileges, easements, licenses, leases, lettings and interests appurtenant thereto and all of the ownership interests therein owned by a Contributor or by a Constituent Partnership or, collectively, by all of the Constituent Partnerships, which real property is listed as a "Property" on the Acquisition Schedule.

     "Redemption Shares" means the Shares of FAC into which Units received by the Contributors in connection with the transactions contemplated hereby are convertible into under certain circumstances at the election of FAC upon their tender for redemption as provided in the Operating Partnership Agreement.

     "Registration Rights Agreement" means that certain Registration Rights Agreement in the form attached hereto as Schedule 4.6 (iv).

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Securities Laws" means the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder.

     "Shares" means the duly authorized common stock of FAC.

     "Subsidiaries" shall mean with respect to any Person, any corporation, partnership, limited liability company, joint venture, business trust or other entity, of which such Person, directly or indirectly, owns or controls 50% or more of the securities or other interests entitled to vote in the election of directors or others performing similar functions with respect to such corporation or other organization, or to otherwise control such corporation, partnership, limited liability company, joint venture, business trust or other entity.

     "Transactions" means the transactions contemplated under this Agreement.

     "Unit" or "Partnership Unit" means an undivided limited partnership interest of the Operating Partnership, which is exchangeable by the Unit holder for either cash or Shares, whichever may be elected by FAC, after one year from the Closing Date in accordance with the Operating Partnership Agreement.

     "Warrants" means the Warrants to be issued by FAC to Simon Konover or permitted members of his immediate family and which contain the material terms provided in Section 5.17 and are otherwise mutually satisfactory to FAC and Simon Konover.


                                   ARTICLE II
                                THE TRANSACTIONS

     2.1 General. Subject to the terms, conditions, provisions and limitations in this Agreement, on the Closing Date, each Contributor does hereby agree to contribute to the Operating Partnership the Properties described in the Acquisition Schedule and the Operating Partnership does hereby agree to accept such Properties and issue to each Contributor, in exchange for such contribution, the Units and/or cash as provided in Section 2 hereof and the Acquisition Schedule, subject to adjustment in accordance with Section 3.1(a) hereof. Notwithstanding anything to the contrary in this Agreement, the Operating Partnership shall acquire and the Contributors of all of the Interests in each Property shall convey to the Operating Partnership title to the Property, by deed, ground leasehold assignment or other applicable instrument of conveyance of the assets comprising the Property rather than by transfer of ownership interests in any Contributor or Constituent Partnership.

     2.2 Tender of Consideration. The Operating Partnership shall tender the consideration to the applicable Contributor as provided in Article III hereof in respect of the Closings of the Properties under this Agreement such that each Closing occurs under the terms thereof.

     2.3 Lake Point. The parties agree that with respect to the conveyance and acquisition of the Property known as Lake Point Centre in West Palm Beach, FL (the "Lake Point Property"), the representations and warranties set forth in paragraph 20(b) of Schedule 6.1A are hereby amended by deleting exceptions (a) and (b) relating to the Lake Point Property as shown on Schedule 6.1A.20(b) and substituting the following in lieu thereof:

     As to that portion of the Lake Point Property where (a) tenant improvement construction is to be performed by tenants under the provisions of leases approved in accordance with the provision of this Agreement and has not been completed as of the date hereof, or (b) tenant improvement construction for Karin's, Bay E-2, under a Standard Form of Agreement between Owner and Contractor with Konover Construction Corporation South, as amended by change order, has not been completed as of the date hereof but shall be completed by the applicable Closing Date, or (c) tenant space is vacant and no lease has been executed nor has any tenant improvement work commenced (collectively, the "Excluded Property"), the Contributors and the Constituent Parties cannot represent as of this date:

          (i) all certificates, permits or licenses that are currently required from any governmental authority which are necessary to permit the lawful use, occupancy or operation of the applicable tenant space have been obtained; or

          (ii) that such tenant space is in good operating condition and repair, and no material alterations are required.

     The Contributor of the Lake Point Property hereby represents and warrants to the knowledge of Contributor that (A) as of the date hereof, with the exception of tenant improvements for the Excluded Property, construction of the Property is completed and in full compliance with the representations and warranties contained in paragraph 20(b) of Schedule 6.1A, (B) that as of the Closing Date, at least 85.8% of the rentable square footage of the Property (representing the entire Property other than the Excluded Property) shall be in compliance with such representations and warranties, and (C) the Contributor of the Lake Point Property has no knowledge of any conditions requiring repair or defects at or in the Property (other that a warranty repair claim of Winn-Dixie relating to a chair rail in the vestibule, and repairs to the landscaping, irrigation system, and fountains, all of which the Contributor agrees to repair or resolve prior to the applicable Closing). The representations and warranties contained in this Section 2.3 shall be updated as of the Closing Date in a manner reasonably satisfactory to the Operating Partnership.


                                   ARTICLE III
                                  CONSIDERATION

     3.1 Contribution Price.

          (a) Units Issued. The consideration for each Contributor's Interests shall be the number of Units and the amount of cash as set forth in the Acquisition Schedule, subject to the provisions of Section 3.4 below, and subject to any reallocation as between cash and Units by individual Contributors. The Units and cash are allocated among the Properties to derive a value for each Property, based upon a Unit value of $9.50, as shown in Schedule B (the "Allocated Property Value"). The number of such Units and the amount of cash are subject to adjustment at Closing due to prorations and post-closing adjustments as provided herein.

          (b) Proposed Distributions. For the first fiscal year (or other period over which distributions are paid) of the Operating Partnership ending after the date of Closing, partnership distributions, if any, attributable to such year (or other period) payable by the Operating Partnership to Contributor pursuant to Paragraph 5.1 of the Operating Partnership Agreement shall be prorated to take into account the period of time during such year (or other period) that the Contributor or its successors in interest to the Units is a limited partner in the Operating Partnership. The Contributor shall receive, contemporaneously with receipt by the other limited partners in the Operating Partnership of their respective distributions for such year (or other period), that portion of a full distribution otherwise attributable to its Units determined by multiplying the amount of such full distribution by a fraction the numerator of which is the number of days during such year (or other period) that the Contributor is a limited partner in the Operating Partnership and the denominator of which is the number of days in such year (or other period). In the event that the Contributor receives a full cash distribution for such period, it shall reimburse the Operating Partnership the prorated portion of such distribution within five
     (5) days of receipt.

          (c) The Lock-Up. Each Contributor hereby agrees that without the prior written consent of FAC, it will not, directly or indirectly, sell, offer or contract to sell, grant any option for the sale of, seek redemption of or otherwise dispose of or transfer (collectively, "dispose of"), any Partnership Units received hereby except as set forth in Schedule 3.1(c) hereof.

          (d) Conflict with Operating Partnership Agreement; Redemption Right. The parties hereby agree that in the event of direct conflict between the express terms of this Agreement and the express terms of the Operating Partnership Agreement, the express terms of this Master Agreement shall prevail. In addition, the parties agree that, notwithstanding anything to the contrary in the Operating Partnership Agreement, if upon exercise of any Redemption Right under and as defined in the Operating Partnership Agreement by any Contributor, FAC is unable to issue Shares under its Charter, then FAC shall either cause the Operating Partnership to redeem the Contributor's Units for the "Cash Amount," as such term is defined in the Operating Partnership Agreement, or to purchase such Contributor's Units for the "Cash Amount."

     3.2 Terms of Payment.

          (a) Generally. At the Closing, each Contributor shall receive the number of Units and the amount of cash allocated to such Contributor under the Acquisition Schedule in respect of the Properties to be acquired as adjusted pursuant to Section 3.1(a) above.

          (b) Pro Rata Expenses. The Contributors shall be responsible for the aggregate amount of, and each Contributor shall be responsible for payment of its pro rata portion of, the Constituent Parties' legal fees associated with this transaction, any contract termination fees with respect to the Properties or the Constituent Partnerships, all assumption and other fees and costs associated with the Outstanding Debt Financing in connection with the Lake Point Property (with the exception that document, transfer or intangible taxes relating to the assumption shall be shared equally by the Contributor of the Lake Point Property and the Operating Partnership), and any prorations chargeable to the Contributors under Section 3.3 hereof. The legal fees of FAC and the Operating Partnership, and all assumption and other fees and costs associated with the Outstanding Debt Financing (other than debt associated with Lake Point Centre) shall be expenses of the Operating Partnership and paid from resources of the Operating Partnership existing prior to Closing at the time such fees and costs are incurred.

          (c) Transfer Taxes. All transfer and documentary stamp and other similar taxes and fees for the conveyance of the Properties or Interests in Constituent Partnerships shall be the responsibility of and paid from resources of the Operating Partnership existing prior to Closing. Contributors will cooperate with the Operating Partnership, at no cost or liability to them, in Operating Partnership's reasonable efforts to conserve the payment of such taxes and fees, including by distributing certain of the Properties to a limited liability company or other entity to be formed which is wholly owned by the Contributors currently owning such Property and conveying the membership interests in such limited liability company to the Operating Partnership in lieu of a deed transfer. All transfer taxes incurred in connection with the Lake Point Property shall be borne by the Contributor of the Lake Point Property; title insurance premiums and recording fees relating to the Lake Point Property shall be shared equally by the Contributor of the Lake Point Property and the Operating Partnership.

     3.3 Additional Closing Adjustments. Notwithstanding the date on which the Closing occurs for each of the Properties, the parties intend that, from a financial perspective, the transfer of the Properties shall be effective as of the Apportionment Date. Accordingly, at the Closing:

          (a) Generally. All real estate taxes, charges and assessments affecting a Property, all charges for water, sewer, electricity, gas and all other utilities and operating expenses with respect to a Property, to the extent not paid or payable by tenants, shall be apportioned on a per diem basis as of midnight on the date immediately preceding the
     Apportionment Date. All such expenses for the period preceding the Apportionment Date shall be deemed expenses of the applicable Contributors and all such expenses commencing as of the Apportionment Date with respect to such Property shall be deemed to be expenses of the Operating Partnership and apportioned on a cash basis at the relevant Closing. All accounts receivable accruing from and after the Apportionment Date which are not collected as of the relevant Closing shall be credited to the Contributor at Closing; all accounts payable accruing from and after the Apportionment Date which are not paid as of the relevant Closing shall be credited to the Operating Partnership at Closing. Amounts owed under this Section shall be paid to the party to whom they are owed in cash at the Closing or in the Post-Closing Adjustment Period (as defined below) in the same manner as if the underlying real property were being sold. If any real estate taxes, charges or assessments have not been finally assessed as of the Closing Date for a Property for the then current calendar tax year, they shall be adjusted at the Closing based upon the greater of (i) the most recently issued bills therefor or (ii) the best reasonable estimate therefor after consultations with the appropriate taxing officials.

          (b) Rent. All collected rent under leases and other income attributable to a Property shall be apportioned on a per diem basis as of midnight on the date immediately preceding the Apportionment Date. All such rent and other income for the period preceding the Apportionment Date shall be deemed to be property of the applicable Contributors, and subject to the provisions of subparagraph (a), above, all rent and other income for any period commencing as of the Apportionment Date and thereafter shall be the property of the Operating Partnership for the purpose of making the adjustments set forth herein. Amounts owed under this Section shall be paid to the party to whom they are owed in cash at the Closing or during the Post-Closing Adjustment Period (as defined below). Except as provided on
     Schedule 3.3(b)(i) attached hereto, delinquent rent, accounts and notes receivable and other outstanding amounts shall not be prorated, but are hereby assigned to and shall be deemed the property of the Operating Partnership. Any amounts received by Contributors on account of rent or other income after the Apportionment Date with respect to the Property and the related personal property shall be allocated to the Operating

     Partnership at Closing or turned over to the Operating Partnership for application in accordance with the terms of this Section, as applicable.

     At the respective Closings, the Operating Partnership agrees to assume responsibility for repayment of these security deposits set forth in
     Schedule 3.3(b)(ii) attached hereto, which the Contributors represent hereby represent and warrant that such schedule includes a true and complete list of all obligations of the landlord under leases affecting the Properties with regard to security, cleaning or similar tenant deposits which could become the obligation of the Operating Partnership following the Closing.

          (c) Debt Service. All amounts due and owing under the Outstanding Debt Financing (other than the outstanding principal balance thereof which is not then due and payable), including by way of example accrued and unpaid interest, amortization payments preceding the Apportionment Date, late charges and default interest shall be apportioned on a per diem basis as of midnight on the date immediately preceding the Apportionment Date. Reserves by the holders of Outstanding Debt Financing for TI Obligations shall be returned to or credited to the Contributors except to the extent such TI Obligations are the responsibility of the Contributors pursuant to Section 3.3(f) hereof. Any amortization payments made by the Contributors preceding the Apportionment Date shall be taken into account in determining the Units and/or cash due to the Contributors as of the Apportionment Date on account of the Purchase Price. Any amortization payments made by the Contributors following the Apportionment Date shall be reimbursed to the Contributors at Closing.

          (d) Leasing Commissions. Except as provided in the next sentence hereof, Contributors shall be responsible for all outstanding leasing commissions under leases existing as of February 24, 1998 and for all commissions pursuant to leases entered into between February 24, 1998 and Closing without the approval of FAC and the Operating Partnership. After Closing, the Operating Partnership shall be responsible for all leasing commissions due pursuant to leases entered into after February 24, 1998 with the prior written approval of FAC and the Operating Partnership and on any renewal terms under existing leases provided that such renewal terms commence after the Closing Date and such commission obligations are listed on Schedule 6.1A.20(f), exclusive of obligations for leasing commissions due for leases entered into for the premises affected by the Lease Guaranty (as defined in Section 4.5 (xxviii)), which shall remain the responsibility of the Contributor in accordance with the provisions of the Lease Guaranty.

          (e) Service Contracts. The Operating Partnership will assume the obligations arising after Closing under such service contracts affecting the Properties in existence on February 24, 1998 as (i) were disclosed to FAC and the Operating Partnership in writing by the Contributors prior to February 24, 1998 and (ii) the Operating Partnership has not directed the Contributors to terminate, which termination shall be at the sole cost of the applicable Contributors or Constituent Partnerships. In addition, the Operating Partnership will assume the obligations arising after Closing under service contracts entered into between February 24, 1998 and Closing if such service contracts shall have been approved by FAC and the Operating Partnership.

          (f) Tenant Improvements and Allowances. Except as provided in the next following sentence hereof, the Contributors or Constituent Partnerships, as applicable, shall be responsible for all landlord tenant improvement obligations and expenses, tenant allowances or rent abatements ("TI Obligations") under leases in existence on February 24, 1998. After Closing, the Operating Partnership shall be responsible for TI Obligations under leases executed after February 24, 1998 with the prior written approval of FAC and the Operating Partnership and for all TI Obligations relating to the period from and after the Apportionment Date under the contracts listed on Schedule 6.1A.8, exclusive of TI obligations relating to the Lake Point Property, which shall remain the responsibility of the Contributor. At Closing, the Contributors or Constituent Partnerships, as applicable, shall assign to the Operating Partnership and the Operating
     Partnership  shall  assume  all  obligations  under such  contracts  for TI
     Obligations listed on Schedule 6.1A.8, provided that (i) all necessary written consents and acknowledgments of third parties shall have been obtained by Contributors or the Constituent Partnerships, as applicable, and (ii) the Contributors shall, on or before the Closing Date, pay any and all amounts due on account of each of the construction agreements described in Section 2.3, above.

          (g) Preclosing Expenses and Liabilities. The parties acknowledge that not all invoices for expenses incurred with respect to the Properties prior to the Apportionment Date will be received by the Closing and that a mechanism needs to be in place so that such invoices can be paid as received. All of the prorations referred to above will be done on an interim basis at the Closing and will be subject to final adjustment in accordance with the provisions hereof within 90 days or such other agreed upon period of time following the Closing (the "Post-Closing Adjustment Period"). Upon receipt by the Operating Partnership after Closing of an invoice for a Property's expenses which are attributable in whole or in part to a period prior to the Apportionment Date and which were not apportioned at Closing, the Operating Partnership shall submit for the applicable Contributors a copy of such invoice with such additional supporting information as Contributors shall reasonably request. Within 10 days after receipt of such copy, each of the applicable Contributors shall pay to the Operating Partnership their pro rata share of an amount equal to the portion of such invoice attributable to the period ending as of midnight on the date immediately preceding the Apportionment Date apportioned on a per diem basis.

          (h) Security Deposits/Tenant Inducements. With respect to the Property or Properties to be acquired at any Closing, the Constituent Parties shall pay to the Operating Partnership in cash at such Closing an amount equal to the sum of (i) the security deposits, if any, required to be held by the landlord pursuant to the Leases, and (ii) any other deposits or advances received by the Constituent Parties relating to services yet to be provided by the Constituent Parties.

          (i) Return of Equity. With respect to the Property or Properties to be acquired at any Closing, the Operating Partnership shall pay to the Constituent Parties in cash at such Closing an amount equal to the product of (A) .085, (B) the number of days from the Apportionment Date through the Closing Date, divided by 365, and (C) the Constituent

     Parties' Net Equity (as hereinafter defined) in the subject Property or Properties. For purposes of this paragraph, "Net Equity" shall mean the difference between (i) the Allocated Property Value for the Property, and
     (ii) the principal amount of any Outstanding Debt Financing relating to such Property on the Apportionment Date.

          (j) Apportionment Date. The parties acknowledge that the Apportionment Date shall be a day of income and expense for the Operating Partnership.

     3.4 Deliberately Omitted.


                                   ARTICLE IV
                                     CLOSING

     4.1 Closing; Condition to Obligations. Closing of the transactions contemplated hereby shall take place as to all Properties as soon as practicable on or after July 1, 1998, but in any event on or before the Outside Closing Date or, upon not less than ten (10) days prior written notice, and subject to the Conditions to Closing set forth in Article VIII below. Accordingly, the parties hereby acknowledge and agree that there may be one or more Closings, and that all references to the "Closing" or the "Closing Date" under this Agreement with respect to a Property or the Contributors thereof shall mean the Closing and the Closing Date for such Property, irrespective of the Closing or Closing Dates of any other Property. It shall not be a condition to the Closing of any Property that the Closing of any other Property have taken place, and the failure of any subsequent Closing to take place with respect to any Property shall have no bearing or effect on a Closing which shall have already occurred. At or before the Closing with respect to a Property or Properties, the Operating Partnership and the applicable Contributors will execute all closing documents (the "Closing Documents") required to be delivered at Closing in accordance with this Agreement and deposit the same in escrow with FAC or other escrow agent mutually acceptable to FAC and the Contributors (the "Closing Agent").

     4.2 Exchange of Documents, Units. If the Closing occurs:

          (i) With respect to each Constituent Partnership or Property (or portion thereof) acquired, the Operating Partnership shall cause to be delivered to the Closing Agent for the benefit of each Contributor the number of Units and amount of cash set forth on the Acquisition Schedule, as adjusted pursuant to the terms hereof;

          (ii) Upon receipt of the consideration set forth in clause (i) above, and provided that the Closing Agent shall have received telephonic authorization from counsel for FAC and the Operating Partnership and from Contributor Counsel, the Closing Agent will (A) release the Closing Documents as provided in this Agreement to the Operating Partnership, to the Contributors or for recordation, as appropriate and (B) release the evidence of the Units and cash to the applicable Contributors; and

          (iii) The transactions described or otherwise contemplated herein or in the Closing Documents with respect to the applicable Property or Properties will thereupon be deemed to have been consummated.

     4.3 Deliberately Omitted.

     4.4 Deliberately Omitted.

     4.5 Documents to be Delivered at Closing. At or prior to the Closing, each Contributor and/or Constituent Partnership, as applicable, shall execute, acknowledge where deemed desirable or necessary by the Operating Partnership, and deliver to the Closing Agent, in addition to any other documents mentioned elsewhere herein, the following:

          (i) Deliberately Omitted.

          (ii) A special warranty (or equivalent) deed (or assignment of ground leasehold interests, as applicable), bill of sale and assignments of leases, contracts and intangibles.

          (iii) Any other documents reasonably necessary to assign, transfer and convey such Contributor's Interests and effectuate the transactions contemplated hereby, including any customary affidavits or indemnities required by the title insurers insuring the Operating Partnership's title to a Property or the Interests.

          (iv) Original counterparts of the Registration Rights Agreement, executed by all parties thereto other than FAC.

          (v) Deliberately Omitted.

          (vi) Assignments and/or terminations of all Management and Leasing Agreements (as defined in Section 8.1(k), below), as provided in
          Section 12.1 hereof.

          (vii) Mortgage releases or assumption agreements or consents of the holders of the Outstanding Debt Financing, as applicable, reasonably satisfactory in form and substance to the Operating Partnership and satisfactory to the applicable mortgagees in their sole discretion, to Operating Partnership's acquisition and ownership of its Interests in such Constituent Partnership or Property, without personal liability of the Operating Partnership or FAC.

          (viii) A settlement statement with respect to the Closing, duly executed by such Contributor.

          (ix) Any customary affidavit required by the title company to remove the standard printed exceptions from the Owner's title policy and for any applicable endorsement to the loan policy. Additionally, Constituent Parties shall discharge in full any and all indebtedness underlying such exceptions (exclusive of the Outstanding Debt Financing) at or before the Closing.

          (x) Letters addressed to the tenants and signed by the Contributors or, if applicable, the Constituent Partnerships, advising the tenants of the Closing of the Transactions and the Operating Partnership's right to receive the rents under their respective Leases.

          (xi) All original leases and ground leases and all other documents pertaining thereto, or certified copies of such leases or other documents where the Contributors, using due diligence, are unable to deliver originals of same.

          (xii) All original service contracts, licenses and permits, and all books and records relating to the Property or the applicable Contributor or Constituent Partnership ("Books and Records"), or certified copies of same where the Contributors, using due diligence, are unable to deliver originals.

          (xiii) Deliberately Omitted.

          (xiv) Affidavits and other instruments, including but not limited to good standing certificates of each Constituent Party, reasonably requested by the Operating Partnership or the title company evidencing the power and authority of the Contributors to enter into this Agreement and any documents to be delivered hereunder, and the enforceability of same.

          (xv) The original tenant estoppel certificates required to be obtained pursuant to Section 8.1(e) as a condition of Closing thereunder. as it relates to the Property which is the subject of the Closing.

          (xvi) A list of all cash security deposits and all non-cash security deposits (including letters of credit) delivered by tenants of the Property, together with other instruments of assignment, transfer or consent as may be necessary to permit the Operating Partnership to realize upon same.

          (xvii) The Bringdown Certificate.

          (xviii) A rent roll for each Property  current as of the Closing Date,
          certified  by  the   Contributors   or   Constituent   Partnership  as
          applicable, as being true and correct in all material respects.

          (xix) All proper instruments as shall be reasonably required for the conveyance to the Operating Partnership of all right, title and interest, if any, of the Constituent Parties in and to any award or payment made, or to be made, (i) for any taking in condemnation, eminent domain or agreement in lieu thereof of land adjoining all or any part of the Property, (ii) for damage to the Property, or ground leases or any part thereof by reason of change of grade or closing of any such street, road, highway or avenue, and (z) for any taking in condemnation or eminent domain of any part of the Property or ground leases.

          (xx) In order to avoid the imposition of the withholding tax payment pursuant to Section 1445 of the Code, a certificate signed by an officer of the Constituent Partnership to the effect that the Constituent Partnership is not a "foreign person" as that term is defined in Section 1445(f)(3) of the Code.

          (xxi) All such transfer and other tax declarations and returns and information returns, duly executed and sworn to by the Constituent Partnership as may be required of the Constituent Partnership by law in connection with the conveyance of the Property to the Operating Partnership, including but not limited to, Internal Revenue Service forms.

          (xxii) Deliberately Omitted.

          (xxiii) A tradenames assignment agreement in the form to be agreed upon by the parties.

          (xxiv) Duly executed and acknowledged assignment and assumption of all ground leases substantially in the form previously agreed to by the parties.

          (xxv) Such documents as may be reasonably required by the mortgagees providing for the restructure or modification of the Outstanding Debt Financing as provided herein.

          (xxvi) Estoppel letters addressed to the respective Constituent Parties, their successors and assigns from the lessors under the ground leases in form and substance reasonably acceptable to the Operating Partnership.

          (xxvii) Waivers of rights of first refusal, or evidence of the lapse of said rights, in form reasonable satisfactory to the Operating Partnership, with respect to any of the Properties which are subject to said rights.

          (xxviii) A lease guaranty agreement (the "Lease Guaranty"), in the form of Schedule 4.5(xxviii) hereto, relating to the Lake Point Property.

          (xxix) a mutual indemnification agreement (the "Mutual Indemnification Agreement") satisfactory in form and substance to Contributors and FAC and the Operating Partnership pursuant to which each Contributor shall indemnify FAC and the Operating Partnership against third party claims, lawsuits and actions deriving from matters or circumstances arising prior to the Closing with respect to its Property and FAC and the Operating Partnership shall indemnify each Contributor against third party claims, lawsuits and actions arising from matters or circumstances arising after the Closing with respect to such Contributor's respective Property.

          (xxx) Any legally required disclosure under Florida law, or the law of
          any  other   jurisdiction  with  respect  to  environmental   matters,
          including radon.

          (xxxi) As to Georgia Properties, evidence that the applicable Contributor or Constituent Partnership is a Georgia resident for purposes of O.C.G.A. ss.47-7-28 or that it is otherwise exempt from the withholding requirements thereunder. Absent evidence of exemption, the Operating Partnership will withhold as required by Georgia law.

          (xxxii)  Such  other  documents  as  may  be  reasonably  required  or
          appropriate  to  effectuate  the   consummation  of  the  transactions
          contemplated by this Agreement.

          (xxxiii) A duly executed and acknowledged consent of Arnold Greenberg and Phyllis Greenberg, in form and substance reasonably acceptable to the Operating Partnership, evidencing their consent to the execution and delivery of this Agreement by Lake Point Centre Associates, Ltd. and the consummation of the transactions contemplated hereby which relate to the Lake Point Property.

          (xxxiv) All final certificates of completion and occupancy required by applicable law, or other evidence satisfactory to FAC and the Operating Partnership that all construction work at the Lake Point Property (including work described in Section 2.3 above) shall have been completed as of the Closing Date, and that such work is acceptable to all appropriate governmental authorities having jurisdiction thereover and the party for whom the work is being so performed, with the exception of tenant improvement construction (A) to be performed by tenants under the provisions of leases approved in accordance with the provisions of this Agreement, or (B) for tenant space which is vacant and no lease has been executed.

          (xxxv) Evidence reasonably satisfactory to FAC, the Operating Partnership and the Title Company that all conditions of the Ordinance issued by the City of West Palm Beach and relating to the development of the Lake Point Property have been satisfied.

     4.6 Documents Required to be Delivered by the Operating Partnership and FAC at Closing. the Operating Partnership and FAC shall deliver to the Contributors at the Closing, the following:

          (i) A copy of the Operating Partnership Agreement.

          (ii)  The  amendment  to  the  Operating  Partnership  Agreement  (the
          "Amendment"), in form and substance reasonably satisfactory to Contributor Counsel, duly executed by FAC and all other necessary parties, to evidence admission of the Contributors to the Operating Partnership as limited partners.

          (iii) A settlement statement with respect to the Closing, duly executed by the Operating Partnership.

          (iv) Original counterpart of the Registration Rights Agreement, executed by FAC.

          (v) Opinion of counsel to FAC and the Operating Partnership, including a REIT qualification opinion similar to the REIT qualification opinion for FAC in the Lazard Transaction, and reasonably satisfactory to Contributor Counsel and to counsel for FAC and the Operating Partnership in form and substance.

          (vi) The Warrants.

          (vii) Employment agreement for Fred Steinmark which is mutually acceptable to FAC and Fred Steinmark.

          (viii) The Bringdown Certificate.

          (ix) The Mutual Indemnification Agreement.

          (x) Such other documents and instruments as may be reasonably necessary to consummate the transactions with the Contributors under this Agreement.


                                    ARTICLE V
                            COVENANTS AND AGREEMENTS

     5.1 Operation of Business. Between the date hereof and the Closing Date, each Contributor shall, and shall cause each Constituent Partnership to, maintain and operate the Properties in a manner consistent with current practices and use reasonable efforts to preserve for the Operating Partnership relationships with tenants, suppliers and others having ongoing relationships with the Properties. Contributors will continue any capital expenditure program currently in place and will not defer taking any actions or spending of funds, or otherwise manage the Properties differently, due to the transaction contemplated by this Agreement; provided that, without the consent of FAC and the Operating Partnership, they shall not enter into, or cause or permit any Constituent Partnership to enter into, any contracts or other such arrangements that would be binding upon the Operating Partnership or the Properties after the Closing Date, unless such contract is terminable without payment of any termination fee or other penalty on thirty (30) days' notice or less. Between the date hereof and the Closing Date, neither any Contributor nor any Constituent Partnership shall consent to any zoning changes or enter into any covenants or other agreements that would be binding on the Operating Partnership or the Properties, including without limitation leases or tenant improvement contracts. Between the date hereof and the Closing Date, the Contributors will advise the Operating Partnership of any written notice received by Constituent Parties from any governmental authority relating to the violation of any law or ordinance regulating the condition or use of the Properties and the Contributors shall notify the Operating Partnership of any violation of any such law or ordinance of which the Contributors become aware.

     5.2 No Brokers. Each of the Contributors, on one hand, and the Operating Partnership, on the other hand, covenants, represents and warrants to the other that, other than Pearson Partners, no broker or finder or agent has been involved or engaged by it in connection with the transactions contemplated hereby and, each hereby agrees to indemnify and hold harmless the other from and against any and all broker's or finder's fees, commissions or similar charges incurred or alleged to have been incurred by it in connection with the transactions contemplated hereby, other than Pearson Partners, and any and all loss, liability, cost or expense (including without limitation reasonable fees of counsel) arising out of any claim that the indemnifying party incurred any such fees, commissions or charges. Pearson Partners shall be paid by FAC and the Operating Partnership pursuant to a separate agreement between them.

     5.3   Contributions  of  Assets.   All  personal   property  owned  by  the
Contributors or Constituent Partnerships and used in the operation and management of the Properties will be transferred to the Operating Partnership in conjunction with the Closing and as partial consideration for the transactions otherwise contemplated by this Agreement.

     5.4 Assignment of Warranties. Contributors agree, and shall cause the Constituent Partnerships, to assign, to the extent assignable, all warranties with respect to the Properties to the Operating Partnership and will use commercially reasonable efforts to cause the maker of such warranties to consent to such assignment if necessary for such assignment to be valid.

     5.5 Operation of FAC and Operating Partnership. Between the date hereof and the date Simon Konover becomes Chairman of the Board, or the Outside Closing Date, whichever first occurs, except as otherwise consented to by Simon Konover in writing (or, in the event of Simon Konover's death or incapacity, by Fred Steinmark), each of FAC and the Operating Partnership shall conduct their respective businesses (x) in the ordinary course of business and consistent with past practices and (y) in a manner which is not in violation of Section 5.3 of the Lazard Stock Purchase Agreement.

     5.6 Tenant Improvements; Rent Concessions. None of the Contributors nor any of the Constituent Partnerships shall, between the date hereof and the Closing Date, terminate, cancel or accept the surrender of any lease, or grant any concession, rebate, allowance or free rent.

     5.7 Security Deposits. No Contributor or Constituent Partnership shall, between the date hereof and the Closing Date, apply any security deposits with respect to any tenant in occupancy on the Closing Date, except in the ordinary course of business.

     5.8 Outstanding Debt Financing. Between the date hereof and the Closing Date, the Contributors and the Constituent Partnerships will make all required payments as and when required under any Outstanding Debt Financing.

     5.9 Deliberately Omitted.

     5.10 Insurance. The Contributors and the Constituent Partnerships agree to maintain and keep in full force and effect through the Closing Date the hazard, liability and casualty insurance policies currently maintained on the Properties.

     5.11 Books and Records. The Contributors and the Constituent Partnerships shall permit FAC and the Operating Partnership and its authorized representatives to inspect the Books and Records of its operations during normal business hours upon reasonable notice. For a period of five (5) years after Closing, the Operating Partnership shall, with respect to Books and Records delivered to it by the Constituent Parties, and the Constituent Parties shall, with respect to all Books and Records not delivered to the Operating Partnership hereunder, maintain such Books and Records, for inspection by the other at the address for notices to such party as set forth below.

     5.12 Governmental Violations. Prior to Closing with respect to any Property, the Constituent Parties shall have fully remediated or restored, and paid any penalties or other fees or charges associated with, the governmental violations and uninsured physical damage as to such Property listed on Schedule 6.1A.20(b).

     5.13 Completion of On-Going Work. The Contributors and the Constituent Partnerships, as applicable, at their sole cost and expense, shall proceed toward completion, consistent with the requirements of Section 5.1 above, of all work under construction at the Properties and complete all tenant improvement work and capital expenditure programs which have been commenced by the Contributors and the Constituent Partnerships, as applicable, as of the date hereof, related to all leasing activity and otherwise in accordance with the obligation giving rise to such work having to be performed, and shall obtain and deliver to FAC and the Operating Partnership, as soon as practical, all final certificates of completion and occupancy required by applicable law, or other documentation reasonably satisfactory to FAC and the Operating Partnership, evidencing the acceptance of said work by all appropriate governmental authorities having jurisdiction thereover and the party for whom the work is being so performed; said obligations shall survive Closing.

     5.14 Consents and Approvals. Each of FAC, the Operating Partnership, the Contributors and the Constituent Partnerships shall take all commercially reasonable action to obtain the requisite consents and approvals from all third parties, including mortgagees, required to consummate the transactions contemplated by this Agreement.

     5.15 Listings and Other Offers. From and after the date hereof, until the Closing Date or termination of this Agreement, the Contributors and the Constituent Partnerships will not solicit or make or accept any offers to sell any of the Properties, engage in any discussions or negotiations with any third party with respect to the sale or other disposition of any the Properties, or enter into any contracts or agreements (whether binding or not) regarding any disposition of any of the Properties.

     5.16 Reports and Filings. The Constituent Parties and each Contributor will cooperate with the Operating Partnership before and after Closing in providing such information as the Operating Partnership may reasonably require to prepare its proxy material and Form 8-K filings and such other reports and filings as may be required by any governmental authority, NYSE or applicable exchange.

     5.17 Konover Name; Change in Management.

          (a) Name Change. As soon as practical following the Closing (or, if there may be more than one, the first Closing), the Operating Partnership shall, at its own expense, effect a change of its name to "KPT Properties, L.P." and prior to Closing, FAC shall, at its own expense, make such filings and proxy solicitations as are necessary to change its name to "Konover Property Trust, Inc." effective as of the FAC shareholder meeting next following the Closing (or, if there may be more than one, the first Closing), subject to shareholder approval; provided, in each case, that such name change is not in violation of any federal, state or local laws, regulations, ordinances, rules or restrictions, or of any trademark or other exclusive license, mark, intellectual property agreement or rights. If FAC shareholders do not approve of the FAC name change described herein, FAC shall operate as a "d/b/a" under a name substantially similar to "Konover/FAC" or "KPT". FAC shall, subject to availability, trade under the New York Stock Exchange symbol "KPT". Contributors, individually and on behalf of the Constituent Partnerships and any Affiliates, each and all hereby convey any and all right, title and interest they, or any of them, may have in and to the names, marks or identities to which FAC and the Operating Partnership are renamed pursuant to this Section, and covenant and agree not to adopt or use any name, mark or identity which includes the words "Konover Property Trust," or "Konover Realty Trust". All derivatives of the "Konover" name other than those utilizing such words are reserved. FAC shall not employ the "Konover" name for itself or in the names of its Affiliates or Subsidiaries except as includes the words "Konover Property Trust" or "Konover Realty Trust".

          (b) Trademark Reassignment Right. Notwithstanding the foregoing, for a period of five (5) years after the first Closing to take place hereunder, in the event of (i) the liquidation of all of the assets of FAC, or (ii) a proposed merger, combination or consolidation of FAC with any other company, or (iii) the acquisition of more than one half of the assets of FAC (on a rentable square footage basis) by another company, or (iv) if the report of independent auditors for any audited annual financial statements for FAC issued during such period contains a "going concern" qualification, Simon Konover shall have the right, exercisable by written notice to FAC within thirty (30) days of Simon Konover's having received written notice of such liquidation or of the issuance of such report of independent auditors or of the identity of the parties and the material terms of such proposed merger, combination, consolidation or asset transaction, to require that FAC and the Operating Partnership quitclaim to the assignor under the Trade name assignment agreement all of their interests in the Trade names assigned thereunder, effective upon the effective date of such merger, combination, consolidation or asset combination (the "Trade name Reassignment Right"). Failure to exercise the Trade name Reassignment Right within such thirty (30) day period shall conclusively waive such right with respect to the proposed transaction. The Trade name Reassignment Right is personal to Simon Konover and cannot be assigned, conveyed, succeeded to or transferred, except that in the event of Simon Konover's death or incapacity, and receipt by FAC of written notice thereof, Michael

     Konover shall succeed to the Trade name Reassignment Right and shall be entitled to all of the rights and responsibilities hereunder with respect thereto.

          (c) Board of Directors. Because FAC and the Operating Partnership place significant value on the Konover name and the services and contributions of Simon Konover to FAC, the parties hereto have agreed as follows:

               (i) At the final Closing to take place hereunder (i.e. after which, as to all Properties hereunder this Agreement shall have been terminated or Closing shall have taken place as to all other Properties), but not later than the Outside Closing Date, as such date may be extended, Simon Konover's election to the Board shall become effective and he shall be named Chairman, and if the Board has converted to staggered terms, FAC shall nominate and promote and support him for election to the longest term established for Board members. In addition, at the first meeting of the Board to occur following the shareholder's meeting scheduled for August 5, 1998, FAC shall request that Robert O. Amick agree to resign from the Board, and shall nominate, promote and support Simon Konover to become a member of the Board and to be named Chairman as of that date, rather than waiting until the final Closing. Following his election to the Board, Simon Konover shall be paid compensation equal to $10,000 per month (prorated for any partial months) that he serves as a member of the Board, whether or not he is chairman, and such compensation shall continue (whether or not he is then a member of the Board) for a minimum of three (3) years following the Management Closing Date, except that such compensation shall terminate in the event that Simon Konover (A) chooses not to be a member of the Board, (B) is compelled to resign (or is removed) from the Board for cause, or (C) dies or is incapacitated. In addition, from the date of the first Closing hereunder until the earlier to occur of the date Simon Konover becomes a member of the Board or the Outside Closing Date (as it may be extended), FAC shall pay Simon Konover a consulting fee equal to $10,000 per month (prorated for any partial months).

               (ii) As of the Closing (or if there may be more than one, the first Closing), Fred Steinmark shall be appointed an Executive Vice President of FAC and shall execute an employment agreement on terms mutually acceptable to him and to FAC, and shall be a member of the FAC Management Committee.

          (d) Warrants. On the Closing Date (or if there may be more than one, the first Closing):

               (i) FAC shall issue to Simon Konover or members of his immediate family (or wholly owned entities) who are "accredited investors" warrants (the "Warrants") to purchase 100,000 Shares at an exercise price of $9.50 per Share, provided that (A) one-fifth (20%) of such Warrants shall vest on the first anniversary of the first Closing Date and one-fifth (20%) shall vest on each of the next four succeeding anniversary dates thereof (each a "Vesting Date"), except that if at any time Simon Konover (or Michael Konover, as his successor) exercises his Trade name Reassignment Right, any Warrants which shall not theretofore have vested shall automatically be canceled and shall never vest and shall under no circumstances be exercisable; and (B) such Warrants as have not been canceled and have vested shall be exercisable on or prior to February 24, 2008.

               (ii) In addition, FAC shall issue to Simon Konover or members of his immediate family (or wholly owned entities) who are "accredited investors" Warrants to purchase 100,000 Shares at an exercise price of $12.50 per Share pursuant to the Warrant Agreement; provided that, as with the Warrants described in subdivision (d) (i) above, one-fifth (20%) of such Warrants shall vest on the first Vesting Date and one-fifth (20%) shall vest on each of the next four succeeding Vesting Dates and in all other respects (aside from the exercise price), such Warrants shall be identical to and subject to the same terms and conditions as set forth in subdivision (d)(i), above.

          Each party to whom Warrants are to be issued shall, prior to issuance, provide customary forms of investor questionnaires and other evidence reasonably satisfactory to FAC that such party is an "accredited investor".

     5.18 Title Matters. At or prior to Closing of the relevant Properties, the applicable Contributor shall:

          (a) Execute, acknowledge and record a Declaration of Agreement and Easements in the form attached hereto as Schedule 5.18 relating to the Property known as "Oakland Park Festival Centre" in Oakland Park, FL.

          (b) Provide evidence that a document reasonably satisfactory to the Operating Partnership and the Title Company has been recorded which (A) demonstrates that the encroachments onto the general utility easement described on Schedule 6.1A.20(d) as affecting the Lake Point Centre, no longer exists, in that the easements has been abandoned as to the affected area, or (B) constitutes a consent to the encroachment.

     5.19 Oral Leasing Agreements. All oral leasing agreements relating to goods or services provided to the Lake Point Property, including those oral agreements for leasing commission shown as items f and g on Schedule 6.1.A.8, shall be paid in full prior to Closing, and such agreements shall be terminated prior to Closing if such agreements would otherwise remain in effect following the Closing.

     5.20 Liabilities; Indebtedness. With respect to matters shown on Schedules 6.1A.1, 6.1A.9 and 6.1A.20(g) of this Agreement, it is acknowledged that prior to the Closing, the Contributor of the Lake Point Property has consummated a refinancing transaction whereby the existing construction loan mortgage held by BankAtlantic with an approximate outstanding principal balance of $7,978,905.50 as of January 1, 1998 (the "BankAtlantic Mortgage") has been replaced by a renewal mortgage in favor of Teachers Insurance and Annuity Association of America (the "TIAA Mortgage") in the original principal amount of $11,175,000.00. Notwithstanding anything to the contrary contained in this Agreement, so long as the assumption agreement required to be executed in order to assume the TIAA Mortgage is reasonably satisfactory in form and substance to the Operating Partnership, the TIAA will be assumed at Closing and any assumption fees and other charges due in connection therewith (not to exceed $1,000.00) shall be paid in accordance with the provisions of Section 3.2 hereof.


                                   ARTICLE VI
                  REPRESENTATIONS AND WARRANTIES OF THE PARTIES

     6.1 Representations and Warranties. To induce the Operating Partnership and FAC to enter into this Agreement and the transactions contemplated hereby, subject to Section 6.2 below, (i) each of the Contributors and Constituent Partnerships, as applicable, hereby makes the representations and warranties set forth in Schedule 6.1A hereto and (ii) Konover Management South hereby makes the representations and warranties set forth in Schedule 6.1B hereto; and to induce the Contributors to enter into this Agreement and the transactions contemplated hereby, FAC and the Operating Partnership, jointly and severally, hereby make the representations and warranties set forth in Schedule 6.1C hereto. Anything to the contrary in this Agreement notwithstanding, the parties hereby agree that each and every representation and warranty contained in Schedule 6.1A and
Schedule 6.1B shall be deemed to be qualified to the knowledge of the applicable Person making such representation or warranty, whether or not such qualification is expressly contained in such representation and warranty in said Schedule. The phrase "to the knowledge of" of a Constituent Party or of Konover Management South shall be limited to the actual knowledge, without inquiry, of Simon Konover, Fred Steinmark, Maria S. Ashenfelter and Gregory Combs (collectively, "Constituent Knowledge Parties"); provided that no Constituent Knowledge Parties shall be liable under this Agreement by virtue of their status as Constituent Knowledge Parties or their possessing actual knowledge of any facts, it being the intent of the parties that such liability shall be recourse only to the assets of the applicable Constituent Parties.

     6.2 Joint and Several Liability. In each instance in this Agreement in which a representation, warranty or covenant is made by the "Contributors" or the "Constituent Parties" or "Constituent Partnerships" as to any or all of such Persons or as to the Properties, the liability of the party or parties making such representation, warranty or covenant shall be joint and several among the Constituent Parties owning interests in the Property or Person as to which such representation, warranty or covenant is made (subject to the limitation of liability for Loss and Expense contained in this Agreement), but shall be several as between such Constituent Parties, on the one hand, and all other Constituent Parties, on the other hand (i.e., such other Constituent Parties shall have no liability for such representations, warranties and covenants).

     6.3 Survival of Constituent Parties' Representations. Other than the representations contained in Section (n) on Schedule 6.1A.20 (which shall survive until the sixth anniversary of the date of the Closing to which they relate), all representations, warranties and (except as provided by the last sentence of this Section 6.3) covenants and agreements of any of the Constituent Parties contained herein, including indemnity or indemnification agreements contained herein, or in any Schedule, or any certificate, document or other instrument delivered in connection herewith shall survive the Closing to which they relate until the earlier to occur of (i) the three year anniversary of the Closing to which they relate, or (ii) thirteen (13) months after last date upon which a Subsequent Closing under and as defined in the Lazard Stock Purchase Agreement may take place; provided, however, that there shall be no termination with respect to any representation and warranty as to which either
(a) a bona fide claim has been asserted prior to such date or (b) the applicable Constituent Party had actual knowledge of any breach thereof prior to such Closing. No action or proceeding may be brought with respect to any of the representations and warranties, or any of the covenants or agreements which survives Closing, unless written notice thereof, setting forth in reasonable detail the claimed misrepresentation or breach of warranty or breach of covenant or agreement, shall have been delivered to the party alleged to have breached such representation or warranty or such covenant or agreement prior to the expiration thereof. Those covenants or agreements that contemplate or may involve actions to be taken or obligations in effect after the Closing shall survive Closing unless otherwise provided therein.

     6.4 Survival of Company and Operating Partnership Representations. All representations, warranties, and (except as provided in the last sentence of this Section 6.4) covenants and agreements of the Company or Operating Partnership contained herein, including indemnity or indemnification agreements contained herein, or in any Schedule, or any certificate document or other instrument delivered in connection herewith shall survive the Closing until the earlier to occur of (i) the three year anniversary of the Closing to which they relate, or (ii) thirteen (13) months after last date upon which a Subsequent Closing under and as defined in the Lazard Stock Purchase Agreement may take place; provided, however, that there shall be no termination with respect to any representation and warranty as to which either (a) a bona fide claim has been asserted prior to such date or (b) FAC and the Operating Partnership had actual knowledge of any breach thereof prior to such Closing. No action or proceeding may be brought with respect to any of the representations and warranties, or any of the covenants or agreements which survive Closing, unless written notice thereof, setting forth in reasonable detail the claimed misrepresentation or breach of warranty or breach of covenant or agreement, shall have been delivered to the party alleged to have breached such representation or warranty or such covenant or agreement prior to the expiration thereof. Those covenants, agreements or restrictions (such as those contained in Article X) that contemplate or may involve actions to be taken or obligations in effect after the Closing shall survive Closing for a period of thirteen (13) months following the specified period during which such covenants, agreements or restrictions apply unless otherwise provided therein.

     6.5 Indemnification by Contributors or the Company.

     (a) Subject to Section 6.3, from and after the Closing, each Constituent Party shall indemnify and hold harmless the Company, its Affiliates and its Subsidiaries and its and their respective directors, officers, employees, stockholders, partners, members and representatives, and their respective successors and assigns, from and against any and all damages, claims, losses, expenses, costs, obligations, and liabilities, including liabilities for all reasonable attorneys' fees and expenses (including attorney and expert fees and expenses incurred to enforce the terms of this Agreement) (collectively, "Loss and Expense") suffered, directly or indirectly, by the Company by reason of, or arising out of, (i) any breach as of the date made or deemed made or required to be true of any representation or warranty made by such Constituent Party in or pursuant to this Agreement, or (ii) any failure by such Constituent Party to perform or fulfill any of its covenants or agreements set forth herein. Notwithstanding any other provision of this Agreement to the contrary, in no event shall Loss and Expense include a party's incidental or consequential damages.

     (b) Subject to Section 6.4 from and after the Closing, the Company and the Operating Partnership, jointly and severally, shall indemnify and hold harmless each Constituent Party and its respective directors, officers, employees, stockholders, partners, members and representatives, and their respective successors and assigns, from and against any and all Loss and Expenses, suffered, directly or indirectly, by such Constituent Party by reason of, or arising out of, (i) any breach as of the date made or deemed made or required to be true of any representation or warranty made by the Company or the Operating Partnership, as applicable, in or pursuant to this Agreement and any statements made in any certificate delivered pursuant to this Agreement, or (ii) any failure by the Company or the Operating Partnership, as applicable, to perform or fulfill any of its covenants or agreements set forth therein. Notwithstanding any other provision of this Agreement to the contrary, in no event shall Loss and Expense include a party's incidental or consequential damages.

     (c) Notwithstanding the foregoing, (i) neither any Constituent Party nor the Company or the Operating Partnership shall be responsible for any Loss and Expense as provided by paragraphs (a) and (b), respectively, of this Section 6.5 until the cumulative aggregate amount of such Loss and Expense suffered by the aggrieved party exceeds $500,000 in which case the party(ies) responsible for such Loss and Expense shall be liable for all such Loss and Expense, and (ii) the cumulative aggregate indemnity obligation of the Company and the Operating Partnership, on the one hand, and the Constituent Parties, on the other hand, shall not exceed $3,000,000. Except with respect to third-party claims being defended in good faith or claims for indemnification with respect to which there exists a good faith dispute, the indemnifying party shall satisfy its obligations hereunder within 30 days of receipt of a notice of claim under this Section.

     6.6 Third-Party Claims. If a claim by a third party is made against an indemnified party and if such party intends to seek indemnity with respect thereto under this, such indemnified party shall promptly notify the indemnifying party in writing of such claims setting forth such claims in reasonable detail; provided, however, the foregoing notwithstanding, the failure of any indemnified party to give any notice required to be given hereunder shall not affect such party's right to indemnification hereunder except to the extent the indemnifying party from whom such indemnity is sought shall have been prejudiced in its ability to defend the claim or action for which such indemnification is sought by reason of such failure. The indemnifying party shall have 20 days after receipt of such notice to undertake, through counsel of its own choosing and at its own expense, the settlement or defense thereof, and the indemnified party shall cooperate with it in connection therewith; provided, however, that the indemnified party may participate in such settlement or defense through counsel chosen by such indemnified party, provided that the fees and expenses of such counsel shall be borne by such indemnified party. The indemnified party shall not pay or settle any claim which the indemnifying party is contesting. Notwithstanding the foregoing, the indemnified party shall have the right to pay or settle any such claim, provided that in such event it shall waive any right to indemnify therefor by the indemnifying party. If the indemnifying party does not notify the indemnified party within 20 days after the receipt of the indemnified party's notice of claim of indemnity hereunder that it elects to undertake the defense thereof, the indemnified party shall have the right to contest, settle or compromise the claim but shall not thereby waive any right to indemnity therefore pursuant to this Agreement.


                                   ARTICLE VII
                    INVESTMENT REPRESENTATIONS AND WARRANTIES

     Representations and Warranties of Contributors. Each Contributor who is to receive Units as to his or its Interests represents and warrants to the Operating Partnership as follows:

     7.1 Acquisition for own Account. Such Contributor will be acquiring the Units to be received by him for his own account and not with the view to the sale or distribution of the same or any part thereof in violation of the Securities Act.

     7.2 Reliance by FAC and the Operating Partnership. Such Contributor understands that the Units (or Shares issued upon exchange of the Units) to be issued to the Contributor will not be registered under the Securities Act, or the securities laws of any state ("Blue Sky Laws") by reason of a specific exemption or exemptions from registration under the Securities Act and applicable Blue Sky Laws and that FAC's and the Operating Partnership's reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of Contributors.

     7.3 No Transfer. Such Contributor understands that the Units (or Shares issued upon exchange of the Units) may not be offered, sold, transferred, pledged, or otherwise disposed of by Contributor except (i) pursuant to an effective registration statement under the Securities Act and any applicable Blue Sky Laws, (ii) pursuant to a no-action letter issued by the SEC to the effect that a proposed transfer of the Units (or Shares issued upon exchange of the Units) may be made without registration under the Securities Act, together with either registration or an exemption under applicable Blue Sky Laws, or
(iii) upon the Operating Partnership or FAC, as the case may be, receiving an opinion of counsel knowledgeable in securities law matters and reasonably acceptable to the Operating Partnership or FAC, as the case may be, to the effect that the proposed transfer is exempt from the registration requirements of the Act, and that, accordingly, Contributor must bear the economic risk of an investment in the Units (and the Shares issued upon exchange of the Units) for an indefinite period of time.

     7.4 Accredited Investor. Such Contributor is an "accredited investor" within the meaning of Rule 501(a) promulgated under the Securities Act (the standards for being "Accredited Investor" will vary depending upon the legal form of the Contributor, but Accredited Investor includes, for individuals, any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of the purchase exceeds $1,000,000 or who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year).

     7.5 Substantial Risk. Such Contributor understands that an investment in the Operating Partnership and FAC involves substantial risks; and such Contributor has had the opportunity to review all documents and information which it has requested concerning its investment in the Operating Partnership and FAC and has had the opportunity to ask questions of the management of the Operating Partnership and FAC, which questions, if any, were answered to its satisfaction.

     7.6 Legend. Such Contributor understands that any document that evidences the Units (and any unregistered Shares issued upon exchange of the Units) will bear a legend substantially to the effect of the following:

               The securities represented by this document have not been registered under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state. The securities may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Act and under any applicable state securities laws, receipt of a no-action letter issued by the Securities and Exchange Commission (together with either registration or an exemption under applicable state securities laws) or an opinion of counsel acceptable to FAC Properties, L.P. that the proposed transaction will be exempt from registration under the Act and applicable state securities laws.

and that the Operating Partnership or FAC, as the case may be, reserves the right to place a stop order against the transfer of the Units (and any unregistered Shares issued upon exchange of the Units), and to refuse to effect any transfers thereof, in the absence of satisfying the conditions contained in the foregoing legend.

     7.7 Foreign Person. Each Contributor represents individually and on behalf of all Constituent Partnerships in which it owns interests that he is not a "foreign person" within the meaning of Section 1445 of the Code.


                                  ARTICLE VIII
                              CONDITIONS TO CLOSING

     8.1 Conditions to FAC's and the Operating Partnership's Obligations to Close. In addition to the other conditions to Closing detailed elsewhere in this Agreement, each of the following shall be a condition to the obligation of FAC and the Operating Partnership to close the transactions contemplated hereby with respect to the Properties:

          (a) FAC Shareholder Approval. If it is determined by FAC, based upon facts or circumstances arising from or after the date hereof, that the completion of the transactions contemplated hereby requires the approval of FAC's shareholders, then (i) such approval shall be a condition to close the transactions contemplated hereby and (ii) FAC agrees that it shall in good faith promptly begin the process of preparing and filing with the SEC any necessary proxy material and will call for and hold a shareholder meeting as soon as is reasonably practicable to vote on such matter. If such approval is required and the shareholders of FAC do not approve the transactions contemplated hereby, this Agreement shall be terminated.

          (b) Refinancing of Loans. The Operating Partnership and FAC shall have no obligation to close the transactions contemplated hereby with respect to any Property (and the number of Units to be issued shall be adjusted accordingly) if the Operating Partnership determines that it is unable to obtain the consent of the holders of the Outstanding Debt Financing for such property to the assignment of the Interests in or sale of such Property on terms reasonably acceptable to the Board of Directors of FAC, including non-recourse provisions satisfactory to FAC in FAC's sole discretion.

          (c) Management Rights. The Operating Partnership and FAC shall have no obligation to close the transactions contemplated hereby with respect to any Property (and the number of Units to be issued shall be adjusted accordingly) if the Operating Partnership does not have the unconditional right, as of the Management Closing Date (as hereinafter defined), to the management and leasing of all of the properties managed or leased by Konover Management South, including (without limitation) Port St. Lucie, FL, Liberty, NY, Monticello, NY and Montague (Tri-State), NJ, but excluding those leasing obligations described in Schedule 12.1 attached hereto.

          (d) Representations and Warranties. The Operating Partnership and FAC shall have no obligation to close the transactions contemplated hereby with respect to any Constituent Partnership or Property if any of the representations and warranties of the Contributors hereto with respect to such Constituent Partnership or Property shall not be true and correct in all material respects as of February 24, 1998 and the Closing Date, as reflected in the Bringdown Certificate in respect thereof, or if such Bringdown Certificate shall not have been delivered.

          (e) Tenant Estoppels. The Operating Partnership and FAC shall have no obligation to close the transactions contemplated hereby if the Operating Partnership and FAC shall not have received original executed tenant estoppel certificates in the form provided by FAC to the Contributors, without material deviation, from (i) all tenants of the Properties leasing at least 25,000 square feet of rentable space, (ii) ninety percent (90%) of the number of tenants of the Properties leasing more than 10,000 and less than 25,000 square feet of rentable space and (iii) such tenants, and covering such space, as represent at least seventy percent (70%) of the aggregate base rent payable by all of the tenants of the Properties.

          (f) Deliberately Omitted.

          (g) Delivery of Documents. The Operating Partnership and FAC shall have no obligation to close the transactions contemplated hereby unless the Contributors and the Constituent Partnerships shall have executed and delivered to FAC and the Operating Partnership all of the documents provided herein for said delivery, and shall have performed all covenants and obligations undertaken by the Contributor and the Constituent Partnerships herein in all material respects and complied in all material respects with all conditions required by this Agreement to be performed or complied with by them on or before the Closing Date.

          (h) No Pending Actions. The Operating Partnership and FAC shall have no obligation to close the transactions contemplated hereby with respect to any Property if there shall exist any pending action, suit or proceeding with respect to such Property or the Contributors of or Constituent Partnerships owning such Property, or with respect to this Agreement, before or by any court or administrative agency which seeks to enjoin, restrain or prohibit this Agreement or the consummation of the transactions contemplated hereby with respect to such Property.

          (i) Material Adverse Change. The Operating Partnership and FAC shall have no obligation to close the transactions contemplated hereby with respect to any Property if there exists any material adverse change in the financial condition, results of operations, business or operations of the Property in question since February 24, 1998.

          (j) Consents and Approvals. The Operating Partnership and FAC shall have no obligation to close the transactions contemplated hereby with respect to any Property unless all applicable consents and approvals from third parties required to consummate the transactions contemplated by this Agreement shall have been obtained with respect to such Property.

          (k) Management Agreements. The Operating Partnership and FAC shall have no obligation to close the transactions contemplated hereby unless the conditions to the Management Closing set forth in Article XII shall have been fulfilled with respect to all management and leasing and similar agreements under which Konover Management South is the manager or leasing agent ("Management and Leasing Agreements").

     8.2 Conditions to the Contributor's and the Constituent Partnerships' Obligations to Close. In addition to the other conditions of the Constituent Parties' obligations to close detailed elsewhere in this Agreement, each of the following shall be a condition as described to the obligation of the Constituent Parties to close the transactions contemplated hereby with respect to the
Properties:

          (a) Representations and Warranties. The Constituent Parties shall have no obligation to close the transactions contemplated hereby with respect to any Constituent Partnership or Property if any of the representations and warranties of FAC and the Operating

     Partnership with respect to such Constituent Partnership or Property shall not be true and correct in all material respects as of the date hereof and the Closing Date, as reflected in the Bringdown Certificate in respect thereof, or if such Bringdown Certificate shall not have been delivered.

          (b) Delivery of Documents. The Contributors of any Property hereunder shall have no obligation to close the transactions contemplated hereby with respect to such Property unless the Operating Partnership and FAC shall have executed and delivered to the Contributors and the Constituent Partnerships all of the documents provided herein for said delivery, and shall have performed all covenants and obligations undertaken by the Operating Partnership and FAC herein in all material respects and complied in all material respects with all conditions required by this Agreement to be performed or complied with by them on or before the Closing Date.

          (c) REIT Status. FAC shall not have revoked its prior election pursuant to Section 856(c) (1) of the Code to be taxed as a REIT, and shall be in compliance with all applicable federal income tax laws, rules and regulations, including the Code, necessary to permit it to be taxed as a REIT. FAC shall not have taken any action or have failed to take any action which would reasonably be expected to, alone or in conjunction with any other factors, result in the loss of its status as a REIT for federal income tax purposes.

          (d) No Pending Actions. The Constituent Parties contributing a Property shall have no obligation to close the transactions contemplated hereby with respect to such Property if there shall exist any pending action, suit or proceeding with respect to FAC or the Operating Partnership before or by any court or administrative agency which seeks to enjoin, restrain or prohibit, or to obtain damages or a discovery order with respect to, such Property, to this Agreement or the consummation of the transactions contemplated hereby.

          (e) Deliberately Omitted.

          (f) Consents and Approvals. The Contributors of any Property hereunder shall have no obligation to close the transactions contemplated hereby with respect to such Property unless all of the consents and approvals listed in
     Schedule 6.1A.1 shall have been obtained, except that none of the consents of any owners of Interests in any Constituent Partnership or Contributor (other than the consent of the Greenbergs described in Section 4.5 (xxxiii) hereof) shall constitute a condition of any Constituent Party's obligation to close the transactions hereunder, irrespective of whether such consent may be listed in Schedule 6.1A.1. In that connection, the Contributor of the Property commonly known as "Mobile Festival Centre" in Mobile, AL, hereby agrees to use good faith efforts to redeem the Interests in such Property owned by SREIT (Subrealco) Ltd. ("SREIT") at a price of $5,300,000, and the Operating Partnership makes a monetary contribution by the Operating Partnership of $226,154 (based on a contribution by such
     Contributor of at least $180,000) toward the acquisition by such Contributor of such Interests. The Operating Partnership shall advance when required the sum of $50,000 on account of a non-refundable deposit required in connection with the agreement to redeem SREIT's interests, so long as
     (i) the  agreement
     is in form and content reasonably acceptable to the Operating  Partnership,
     (ii) the Operating Partnership shall be afforded a reasonable opportunity to acquire SREIT's interest substantially on the terms provided in the redemption agreement (as a purchase rather than a redemption) in the event of any Contributor default, and (iii) the Contributor assigns its interests under the redemption agreement to the Operating Partnership as security for any default by the Contributor under the redemption agreement or this Agreement. In the event such Contributor is unable to purchase the Interests of SREIT, upon the request of Simon Konover made by written notice to FAC and the Operating Partnership, the principals of the Contributor of Mobile Festival Centre (other than SREIT) may elect to transfer to the Operating Partnership their Interests in Konover Mobile Centre Festival Limited Partnership ("KMFCLP"), rather than the Property, provided that (i) FAC and the Operating Partnership have consented thereto, which consent shall be conditioned upon the agreement of such Contributors of the Interests in KMFCLP (other than SREIT) jointly and severally to hold harmless the Operating Partnership and FAC from any and all cost, expenses and liability (including tax liability) occasioned by the fact that the transfer consists of Interests in KMFCLP rather than of title to the Property, including any additional representations, warranties, covenants and Closing deliveries reasonably requested by FAC and the Operating Partnership in connection therewith, (ii) the Allocated Property Value and related amounts of cash and units paid, issued and withheld are adjusted proportionately and Closing prorations are appropriately adjusted and (iii) each Contributor of Interests in KMFCLP shall be required to (A) make customary representations and warranties as to such Constituent Partnership and (B) provide at the Contributors' sole expense financial statements for KMFCLP audited by a certified public accountant and reasonably satisfactory to FAC and the Operating Partnership covering fiscal years 1995, 1996 and 1997. In the event of such transfer of Interests in KMFCLP, the principals of KMFCLP contributing their Interests in KMFCLP shall be Contributors hereunder and KMFCLP shall be a Constituent Partnership.

                                   ARTICLE IX
                                   ARBITRATION

     9.1 Arbitration. Any dispute, claim or controversy between FAC and/or the Operating Partnership, on one hand, and any Contributor, on the other, shall be settled by arbitration in accordance with this Section. Each of the Operating Partnership and the Contributors (by a vote of majority thereof) shall appoint an arbitrator, and the two arbitrators so appointed shall promptly select a
third   arbitrator.   Within  thirty  (30)  days  of  the   completion  of  such
appointments, the parties shall submit to arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The place of arbitration shall be Washington, D.C. Notwithstanding anything to the contrary herein, the arbitrators are not empowered to award damages in excess of compensatory damages and each party hereby irrevocably waives any right to recover such damages with respect to any dispute or controversy resolved by arbitration under this Section. Judgment on the award rendered by the arbitrators may be entered in any court of competent jurisdiction and shall be binding upon the parties.

                                    ARTICLE X
                     RESTRICTIONS ON SALE OF THE PROPERTIES

     10.1 Restricted Period. A. The Operating Partnership may not sell, assign, exchange, distribute or otherwise dispose of any of the Properties listed on
Schedule 10.1 (the "Restricted Properties") within the periods (the "Restricted Period") set forth on Schedule 10.1 with respect to each Restricted Property without the express written consent of Simon Konover (or if he shall not be alive or shall be incapacitated, Michael Konover, or if he shall not be alive or shall be incapacitated, his successor designated by written notice to FAC and the Operating Partnership) except (i) in connection with a tax-free transaction which does not result in recognition of Built-in-Gain (as defined below) by any holders of such Units and which satisfies the requirement of Section 10.1.B;
(ii) in connection with a taxable sale or disposition of any of the Restricted Property which does not result in recognition of Built-in-Gain; or (iii) if the Operating Partnership promptly pays to the holders of the Units received in respect of the Contribution of such Restricted Property (the "Related Unitholders") an amount equal to the sum of (A) the federal, state, and local income taxes payable by such Related Unitholders resulting from the recognition of the Built-in-Gain triggered by such sale or disposition and (B) an additional payment in an amount equal to the amount such that after payment by the holders of such Units of all taxes (including interest or penalties) on amounts received under Section 10.1.A(iii)(A) and this Section 10.1.A(iii)(B) the holders of such Units relating to such Restricted Property retain an amount equal to the amount described in Section 10.1.A(iii)(A). For purposes of calculating the amounts payable pursuant to clause (iii) of the preceding sentence, the amount of taxes payable by a Related Unitholder shall be calculated by assuming a tax rate equal to the highest combined marginal rate of federal, state and local tax applicable to an individual in the jurisdiction in which such Related Unitholder is a taxpayer (and if such taxpayer, either directly or indirectly, is subject to tax in more than one state or local jurisdiction, the state or local tax rate to be used in the foregoing combined marginal rate shall be the highest rate of tax in any such jurisdiction) and by assuming that such individual has no tax attributes that would otherwise reduce such tax payments. For purposes of this Agreement, the term "Built-in-Gain" for any Restricted Property shall mean the excess, if any, of the fair market value of such Restricted Property on the date of contribution thereof over such Restricted Property's adjusted tax basis for federal income tax purposes immediately prior to the contribution thereof. Contributors agree to cooperate with FAC and the Operating Partnership regarding the calculation of the amount of actual Built-in-Gain attributable to any Restricted Property recognized upon any transfer. The provisions of this Section
10.1 shall survive the Closing.

     B. A sale or other  disposition  shall  satisfy  the  requirements  of this
Section 10.1.B if (i) such transaction  qualifies as a like-kind  exchange under
Section 1031 of the Code or an involuntary conversion under Section 1033 of the Code in which no gain is recognized by the Operating Partnership or the Related Unitholders as long as the following conditions are satisfied: (x) in the case of a Section 1031 like-kind exchange, such exchange is not with a "related party' within the meaning of Section 1031(f)(3) of the Code; (y) the property received in exchange for the Restricted Property (referred to as the "Replacement Property") is acquired in the same taxable year of the Operating Partnership in which the disposition of the Restricted Property occurs and secures nonrecourse indebtedness (which is not Partner Nonrecourse Debt, as defined in the Partnership Agreement) in an amount not less than the outstanding principal amount of the nonrecourse indebtedness secured by the Restricted Property at the time of the exchange, with a maturity not earlier than and a principal amortization rate not more rapid than, the maturity and principal amortization rate of such indebtedness secured by the Restricted Property, and (z) the Replacement Property is thereafter treated for all purposes of the restrictions in Sections 10.1 and 10.3 as the Restricted Property and the indebtedness secured by such Replacement Property is subject to the same restrictions and agreements as apply with respect to the indebtedness secured by the Restricted Property; or (ii) such transaction is one in which no gain is recognized with respect to the Restricted Property by the Operating Partnership or the Related Unitholders in connection with the transfer of the Restricted Property to another entity; provided that (w) the amount of indebtedness secured by the Restricted Property is not decreased as a result of the transaction and the amount of indebtedness secured by the Restricted Property that is a Nonrecourse Liability (as defined in the Partnership Agreement) is not reduced, except as permitted by the relevant provisions
Section 10.3, (x) the indebtedness secured by the Restricted Property continues to be taken into account in determining the partners' basis in their Units under rules similar to those provided in Section 752 of the Code to the same extent as was the case prior to such transfer, (y) any property the Operating Partnership receives in connection which such transfer, the tax basis in which is determined in whole or in part by reference to the tax basis in the Restricted Property, is thereafter treated for all purposes of Sections 10.1 and 10.3 as the Restricted Property; and (z) the entity to which such Restricted Property is transferred (thereafter, being "Transferred Property") agrees, for the benefit of the Related Unitholders, that all of the restrictions of Sections 10.1 and 10.3 shall apply to the Transferred Property, and the indebtedness outstanding with respect thereto in the same manner and to the extent set forth in Sections 10.1 and 10.3 and such agreement is reflected in the partnership agreement (or other comparable governing instrument) of the entity to which the Transferred Property is transferred.

     10.2 Limited Exceptions to Restrictions. During the Restricted Period, the Operating Partnership and their subsidiaries (including, without limitation, any Permitted Assignee), may, subject to the provisos contained in this sentence, sell any of the Restricted Property at any time in connection with (i) the sale or other disposition of all or substantially all of the properties owned by the Operating Partnership under such terms and conditions which the Board, in its sole judgment, determines to be in the best interests of FAC and its public stockholders, or (ii) a sale or other disposition (including without limitation a transfer to a secured lender in lieu of foreclosure) which the Board, in its sole judgment, determines is reasonably necessary (1) to satisfy any material monetary default on any unsecured debt, judgment or liability of FAC, the Operating Partnership or any subsidiary when it becomes due (at maturity or otherwise) or (2) to cure or satisfy any material monetary default on any mortgage, secured by the Restricted Property; provided, however, that no such sales or other disposition will be made under clause (ii) unless the Operating Partnership is unable to settle or refinance any such debts, judgments or liabilities, or cure or satisfy any such defaults, after making commercially reasonable efforts to do so under then prevailing market conditions; provided that no sale or other disposition shall be made under clause (i) or (ii) above unless (i) the amount of federal, state and local income tax payable as a result of the recognition thereby of Built-in-Gain by the Related Unitholders, when combined with the taxes on Built-in-Gain arising from other sales or dispositions under this Section 10.2 or loan repayments under Section 10.3, is less than one hundred thousand dollars ($100,000) in the aggregate, excluding any taxes on Built-in-Gain attributable to the prepayment at Closing of the Outstanding Debt Financing relating to the Property known as "Food Lion Plaza" in Petersburg, VA (the "Petersburg Property") or (ii) Simon Konover (or, if he shall not be alive or if he is incapacitated, Michael Konover, or if he shall not be alive or if he is incapacitated, his successor designated by written notice to FAC and the Operating Partnership) shall have consented or been deemed to consent after notice and in the manner for his consent provided in Section 10.3 below. In the event the Operating Partnership, after having made the commercially reasonable efforts described in the preceding sentence, in its sole judgment, determines that it is reasonably necessary to dispose of any of the Restricted Property to satisfy a material monetary default on any unsecured debt, judgment or liability of the Operating Partnership when it becomes due (at maturity or otherwise), the Operating Partnership covenants and agrees that it shall treat all of its properties proportionately, including the Restricted Property, in its determination of what properties to dispose of to satisfy such material debt, judgment or liability and shall use commercially reasonable efforts to minimize any adverse tax consequences to such holders of the Units. In the case of any disposition of any of the Restricted Property pursuant to this Section 10.2, holders of the Units relating to such Restricted Property may attempt to obtain title to the Restricted Property in question so long as any equity in the Restricted Property which the Operating Partnership may otherwise be seeking to preserve is not lost or jeopardized. Moreover, in the event of an anticipated transfer of any of the Restricted Property to a secured lender in lieu of foreclosure or foreclosure, the Operating Partnership shall use commercially reasonable efforts to provide the Related Unitholders the right to (a) cure the default including the right to lend the Operating Partnership the funds necessary to cure the default on an unsecured basis, as well as the right to lend such funds to the Operating Partnership and to receive security for any such loan from the Operating Partnership (or its appropriate Affiliate) in the form of a subordinate mortgage secured solely by such Restricted Property (but only if the lender or lenders holding any prior mortgage or mortgages on the relevant Restricted Property expressly consent in writing to the grant of the subordinate mortgage, provided that neither such loan, whether secured or unsecured by the holders of the Units nor the granting of any such subordinate mortgage to such holders violates any covenant in any loan agreement of the Operating Partnership or any of its affiliates); (b) acquire, for one Unit (if the value of a Unit at the time of such acquisition is not more than one-thousand ($1,000.00) dollars or, if so, then for a fraction of a Unit, such fraction's value being equal to one-thousand ($1,000.00) dollars, such
Restricted  Property  from  the  Operating  Partnership  subject  to the debt or liability; or (c) permit the Related Unitholders to exercise the Operating Partnership's right of redemption with respect to such Restricted Property; PROVIDED, HOWEVER, that the Operating Partnership shall not have any obligation to grant holders of such Units the rights described in this sentence until holders of the Units (whose financial position and resources as determined by the Operating Partnership using commercially reasonable standards to be satisfactory for the purpose of acting as indemnitors pursuant to this proviso) have agreed with the Operating Partnership in writing to indemnify and hold harmless the Operating Partnership, FAC and their affiliates from and against all costs (including reasonable attorneys fees), expenses, taxes (including without limitation any deed, mortgage or real estate transfer taxes), claims, judgments, liabilities or damages incurred or arising from or in connection with or attributable to or resulting from the grant or exercise of such rights, or the acquisition of such Restricted Property by holders of the Units, but only to the extent such costs would not have been incurred otherwise. Notwithstanding anything to the contrary contained in this Agreement, the parties agree that based on current tax laws and regulations, the maximum amount of federal, state and local income tax payable by the Related Unitholders as a result of Built-in-Gain in the event of a sale described in this Section 10.2 would not exceed the amounts set forth with respect to each Property on Schedule 10.2 hereof.

     10.3 Refinancing During the Restricted Period. During the Restricted Period, FAC the Operating Partnership, and their Subsidiaries and affiliates shall not, without the express written consent of Simon Konover (or, if he shall not be alive or if he is incapacitated, Michael Konover, or if he shall not be alive or if he is incapacitated, his successor designated by written notice to FAC and the Operating Partnership), repay, earlier than one month prior to its stated maturity, any indebtedness secured by the Restricted Property unless (i) the amount of federal, state and local income tax payable as a result of such repayment by the Related Unitholders, when combined with the taxes on Built-in-Gain arising from other loan repayments under this Section 10.3 or sales or dispositions under Section 10.2, is less than one hundred thousand dollars ($100,000) in the aggregate, excluding any taxes on Built-in-Gain attributable to the prepayment at Closing of the Outstanding Debt Financing relating to the Petersburg Property, or (ii) such repayment (a) is made in connection with the refinancing (on a basis that the new debt would be considered a Nonrecourse Liability as defined in the Operating Partnership Agreement) of such indebtedness for an amount not less than the principal amount of such indebtedness on the date of such refinancing, with such refinancing indebtedness providing for the least amount of principal amortization as is available on commercially reasonable terms, or (b) is made in connection with an involuntary sale pursuant to foreclosure of the mortgage secured by the Restricted Property or otherwise, including pursuant to a deed in lieu of foreclosure (provided that FAC, the Operating Partnership and their Subsidiaries and affiliates may not execute any deed in lieu of foreclosure unless the maturity of the indebtedness secured by the Restricted Property has been accelerated) or a proceeding in connection with a Bankruptcy of the Operating Partnership, the fee-owning entity or any intermediate Person between them. For purposes of this Article X, if (i) Simon Konover or his designated successor shall fail to respond within thirty (30) days of a written request for consent to a proposed transaction for which his consent is required as provided above, his consent shall be deemed granted, or (ii) Simon Konover and Michael Konover shall die and no successor to his rights under this Section shall have been designated within fifteen (15) days after request by FAC for such designation which was delivered to Michael Konover at his most recent address known to FAC, such consent rights shall terminate. Notwithstanding anything to the contrary contained in this Agreement, the parties agree that based on current tax laws and regulations, the maximum amount of federal, state and local income tax payable by the Related Unitholders as a result of Built-in-Gain in the event of a prepayment of debt described in this Section 10.3 would not exceed the amounts set forth with respect to each Property on Schedule 10.2 hereof.

     10.4 Post Restricted Period Transactions. After the expiration of the Restricted Period, the Operating Partnership may sell or dispose of any of the Restricted Property at any time in its sole discretion, without regard to the tax consequences to the Contributors thereof.

     10.5 Traditional Method. Anything to the contrary in the Operating Partnership Agreement to the contrary notwithstanding, until such time as all of the Units issued to Related Unitholders with respect to a Property (or Constituent Partnership) have been exchanged for Shares, the Operating Partnership hereby agrees to use (and cause any transferee of such Property to agree to use, for such period, as a condition of such transfer) the "traditional method" set forth in Treasury Regulation ss.1.704-3(b) (i.e. without "curative allocations") with respect to such Property (or Constituent Partnership).

     10.6 Payment of Outstanding Debt Financing: Terms and Conditions. Notwithstanding anything to the contrary contained in this Agreement, Simon
Konover and the Constituent Parties hereby consent to the prepayment of the Outstanding Debt Financing relating to the Properties listed on Schedule 10.6 attached hereto contemporaneously with the applicable Closings.


                                   ARTICLE XI
                              Deliberately Omitted


                                   ARTICLE XII
                          MANAGEMENT OF THE PROPERTIES

     12.1 Assignment of Management Agreements. Subject to the terms and conditions hereinafter set forth, Konover Management South desires to assign to the Operating Partnership all of Konover Management South's right, title and interest, as manager or leasing agent, in and to the Management and Leasing Agreements, and the Operating Partnership desires to assume the rights, privileges and responsibilities arising after the first Closing hereunder of Konover Management South under the Management and Leasing Agreements, as more particularly described in this Article XII, with the exception of those leasing obligations described in Schedule 12.1 hereto (the "Excluded Leasing Obligations"). To effect such assignment and assumption of the Management and Leasing Agreements, Konover Management South and the Operating Partnership agree to execute, effective July 1, 1998 (the "Management Closing," upon the "Management Closing Date"), an assignment and assumption of agreement mutually satisfactory to the Operating Partnership and Konover Management South in form and substance which shall include a provision pursuant to which the Management fees thereunder shall be prorated as of the Management Closing Date. Konover Management South shall retain all commissions and other amounts payable on account of the Excluded Leasing Obligations, so long as Konover Management South pays any commissions, bonuses or other compensation due employees (as hereinafter defined) on account of leasing activities in connection with Excluded Leasing Obligations.

     12.2 Consideration. In consideration of the assignment of the Management and Leasing Agreements, the Operating Partnership agrees to pay to Konover Management South on January 1, 1999 the amount of $1,135,625 [i.e., $1,000,000 plus ($3,500,000)(.03875)]. In addition, the Operating Partnership shall pay Konover Management South $1,443,750 on January 1, 2000 [i.e., $1,250,000 plus ($2,500,000) (.0775)], and shall pay to Konover Management South an additional $1,346,875 on January 1, 2001 [i.e., ($1,250,000) (1.0775)]. Amounts to be paid under this Section 12.2 shall not be subject to setoff. Interest shall accrue on any such amounts not paid when due at the rate of nine and three quarters percent (9.75%) per annum and shall be payable upon demand.

     12.3 Assignment of Office Lease. Provided that the Management Closing occurs, Konover Management South shall assign or cause to be assigned and the Operating Partnership shall assume all of the named tenant's right, title and interest, as tenant, in and to that certain office lease (the "Office Lease") for Suite 408, 7000 West Palmetto Park Road, Boca Raton, Florida (the "Premises"). To effect such assignment and assumption of the Office Lease, Konover Management South and the Operating Partnership agree to execute an assignment and assumption of the Office Lease in a form and substance mutually satisfactory to the Operating Partnership and Konover Management South and appropriate ancillary documentation to convey all of Konover Management South's interests in and to all furniture, fixtures and equipment located at or used in connection with the Premises. Konover Management South agrees to deliver to the Operating Partnership all books, records, files, keys and other documents related to the properties it manages, the Premises or the Management and Leasing Agreements, but only to the extent such items are in Konover Management South's possession or control.

     12.4 Conditions to Closing. The Management Closing is conditioned upon satisfaction of the following:

          (i) Konover Management South shall have obtained and delivered to the Operating Partnership all necessary third party consents to the assignment of the Management and Leasing Agreements and the Office Lease.

          (ii) All of the Management and Leasing Agreements and the Office Lease shall be in full force and effect and shall not have been amended modified, supplemented, renewed, except as provided in Section 12.5 hereof.

          (iii) Konover Management South shall not have entered into any new management and leasing agreements except as provided in Section 12.5 hereof.

          (iv) All of Konover Management South's representations and warranties shall be true and correct in all material respects as of the date hereof and the Management Closing Date, as reflected in the Bringdown Certificate.

     12.5 Covenants. Konover Management South covenants and agrees that from and after the date hereof until the Management Closing Date, Konover Management South (i) shall not amend, modify, supplement, assign, renew or terminate any of the Management and Leasing Agreements, or enter any new management and leasing agreements, without the Operating Partnership's prior written consent, which shall not be unreasonably withheld and which shall be deemed granted if no response is given within ten (10) business days of written request for consent,
(ii) shall continue to perform its obligations under the Management and Leasing Agreements and the Office Lease, and (iii) will promptly provide the Operating Partnership with any notices of default given or received by it under the Management and Leasing Agreements or the Office Lease.

     12.6 Konover Management Employees.

          (a) As of the Management Closing Date, Konover Management South shall cause the termination of all its personnel (both full-time and part-time) (the "Employees"); provided, however, that (i) the Operating Partnership shall pay Employee salaries from July 1, 1998 through July 15, 1998, and thereafter, and (ii) at Closing, the Operating Partnership shall reimburse Konover Management South the sum of $2,322.32 as partial reimbursement of the cost of benefits paid to employees for the period commencing with and following the Management Closing Date.

          (b) Konover Management South shall be liable for and shall indemnify, defend and hold the Operating Partnership harmless against all Employees salaries, accrued and unused vacation benefits, and other compensation (including severance compensation and any liabilities resulting from such termination) through the Management Closing Date. Konover Management South shall settle any and all claims for wages or other compensation, which may be due and owing to any employee as of the Management Closing Date.

          (c) The Operating Partnership hereby agrees with Konover Management South that the Operating Partnership shall offer employment on an "at will" basis to each and all of the Employees at wages not less than those currently paid by Konover Management South, in accordance with the Schedule thereof provided by Konover Management South, exclusive of benefits and any other non-salary compensation. Employees accepting such offer will receive FAC's standard benefits package. The Operating Partnership does not agree to relocate or pay for the relocation of any Employees who are hired by the Operating Partnership. During the first year after Management Closing, FAC will not terminate any of the Employees without cause unless it shall have obtained the prior written consent of Simon Konover (or, if he shall not be alive, his successor designated by written notice to FAC and the Operating Partnership); provided that no Employee or other Person shall be a third party beneficiary of the agreements in this Section 12.6 or elsewhere in this Agreement. The agreements in this Section 12.6(c) are subject to each and all of the covenants of Konover Management South having been full performed and its representations and warranties hereunder being true and correct.

          (d) From and after the Management Closing Date, Konover Management South shall have no authority, control or influence regarding the Operating Partnership's relationship with the Employees. The Operating Partnership hereby indemnifies and holds Konover Management South harmless against and from any and all claims, loss, suits, actions, demands, judgments, liens or damage (including attorneys' fees) of any nature whatsoever, suffered or incurred by Konover Management South with respect to the Operating Partnership's employment of the Employees from and after the Management Closing Date.

          (e) Konover Management South hereby indemnifies and holds the Operating Partnership harmless against and from any and all claims, loss, suits, actions, demands, judgments, liens or change (including attorneys' fees) of any nature whatsoever, suffered or incurred by the Operating Partnership with respect to Konover Management South's employment of the Employees.


                                  ARTICLE XIII
                                  MISCELLANEOUS

     13.1 Notices. All notices and demands which either party is required or desires to give to the other shall be given in writing by personal delivery, express courier service, certified mail, return receipt requested, or by telecopy to the address or telecopy number set forth below for the respective parties. If notice is by deposit or with an express courier service, it shall be effective on the next business day following such deposit or, if notice is sent by certified mail, return receipt requested, it shall be effective upon receipt.

            Contributors and                c/o Konover & Associates South, Inc.
            Konover Management South:       7000 West Palmetto Park Road
                                            Suite 408
                                            Boca Raton, FL 33433
                                            Telecopy No: (561) 394-6122

            With Copy to:                   Shipman & Goodwin, LLP
                                            One American Row
                                            Hartford, Connecticut 06103
                                            Attention: Katherine Lambert
                                            Telecopy No: (860) 251-5199

            The Operating Partnership:      FAC Properties, L.P.
                                            11000 Regency Parkway
                                            Suite 300
                                            Cary, N.C. 27511
                                            Attn: C. Cammack Morton
                                            Telecopy No: (919) 462-8799

            With Copy to:                   Mayer, Brown & Platt
                                            2000 Pennsylvania Avenue, N.W.
                                            Washington, D.C. 20006
                                            Attn: Keith J. Willner
                                            Telecopy No:  (202) 861-0473

            FAC:                            FAC Realty Trust, Inc.
                                            11000 Regency Parkway
                                            Suite 300
                                            Cary, N.C. 27511
                                            Attn: C. Cammack Morton
                                            Telecopy No: (919) 462-8799

     13.2  Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     13.3 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision on any other jurisdiction.

     13.4 Assigns. This Agreement may not be amended at any time except by a writing executed by the Operating Partnership and FAC and any other party or parties to be charged. No Contributor may assign this Agreement or any interest herein without the prior written approval of the Operating Partnership and FAC. This Agreement may not be assigned by FAC or the Operating Partnership except to a directly or indirectly wholly-owned subsidiary or subsidiaries of FAC or the Operating Partnership (any such entity, a "Permitted Assignee"), provided that no such assignment to a Permitted Assignee shall relieve FAC or the Operating Partnership of its obligations hereunder. Any prohibited assignment or attempted assignment by any party shall constitute a default by such party hereunder and shall be deemed null and void and of no force and effect. Notwithstanding anything to the contrary contained herein, the Operating Partnership may assign the right to purchase individual Properties to various entities provided that each of such entities is a Permitted Assignee. A copy of any assignment permitted hereunder, together with an agreement of the assignee assuming all of the terms and conditions of this Agreement to be performed by the assignee, in form reasonably satisfactory to counsel for the non-assigning parties, shall be delivered to the attorneys for the non-assigning parties prior to the Closing, and in any event no such assignment shall relieve the assignor from its obligations under this Agreement. This Agreement shall be binding upon and inure to the benefit of any and all of the respective permitted successors, assigns or other successors in interest of the parties. This Agreement shall not confer any rights or remedies upon any person or entity other than the Operating Partnership, FAC, the Contributors and their respective successors and permitted assigns.

     13.5 Public Announcement. Except as otherwise required by law, the Constituent Parties shall not make public announcements with respect to the transactions contemplated by this Agreement without the approval of FAC and the Operating Partnership, which approval shall not be unreasonably withheld. FAC and the Operating Partnership will provide to and solicit comments from Simon Konover and Fred Steinmark all written public announcements with respect to the transactions contemplated by this Agreement prior to making such announcements public.

     13.6 Confidentiality. Each party hereto shall ensure that all confidential information which such party or any of its respective officers, directors, employees, counsel, agents or accountants may now possess or may hereafter create or obtain relating to the financial condition, results of operations, business, properties, assets, liabilities or future prospects of the other party, any Affiliate or subsidiary of the other party or any tenant, customer or supplier of such other party, or any such Affiliate or subsidiary, shall not be published, disclosed or made accessible by any of them to any other person or entity at any time or used by any of them, in each case without the prior written consent of the other party; provided, however, that the restrictions of this sentence shall not apply: (i) to the extent that disclosure may otherwise be required by law; (ii) to the extent such information shall have otherwise become publicly available; or (iii) to disclosure by or on its behalf to its lender(s) for the purpose of obtaining financing in connection with the acquisition of the Properties. In the event this Agreement is terminated, each party promptly will deliver or certify destruction to the other party all documents, work papers and other material (and any reproductions thereof) obtained by each party or on its behalf from such other party or its Affiliates or subsidiaries in connection with the subject transaction, whether so obtained before or after the execution hereof, and will itself not use any information so obtained and will use its good faith and diligent efforts to have any information so obtained kept confidential and not used in any way detrimental to such other party, subject to the limitations set forth in this Section above.

     13.7 Remedies. In the event that any party defaults or fails to perform any of the covenants and agreements required to be performed by such party under this Agreement, any other party shall be entitled to exercise any and all rights and remedies available to it by or pursuant to this Agreement, documents or instruments contemplated hereby or at law (statutory or common) or in equity subject to the limitation on liability set forth herein; provided, however, that in the event of a Closing of the transactions contemplated by this Agreement, the rights and remedies of each party shall be limited to the rights contained in Article VIII of this Agreement.

     13.8 Construction. The provisions of this Agreement shall be construed as to their fair meaning, and not for or against any party based upon any attribution to such party as the source of the language in question. Headings used in this Agreement are for convenience of reference only and shall not be used in construing this Agreement.

     13.9 Exhibits and Schedules. All exhibits and schedules referred to in this Agreement and attached hereto shall be deemed and construed as part of this Agreement and for all purposes all such exhibits and schedules are hereby specifically incorporated herein by reference.

     13.10 Merger Clause. This Agreement contain the final, complete and exclusive statement of the agreement among the parties with respect to the transactions contemplated herein and therein, and all prior or contemporaneous oral and all prior written agreements with respect to the subject matter hereof are merged herein.

     13.11 Waiver. No failure of any party to enforce any provisions hereof or to resort to any remedy or to exercise any one or more of alternate remedies and no delay in enforcing, resorting to or exercising any remedy shall constitute a waiver by that party of its right subsequently to enforce the same or any other provision hereof or to resort to any one or more of such rights or remedies on account of any such ground then existing or which may subsequently occur.

     13.12 Relationship of Parties. The parties agree nothing contained herein shall constitute either party the agent or legal representative of the other for any purpose whatsoever, nor shall this Agreement be deemed to create any form of business organization between the parties hereto, nor is either party granted any right or authority to assume or create any obligations or responsibility on behalf of the other party, nor shall either party be in any way liable for any debt of the other.

     13.13 Deliberately Omitted.

     13.14 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware and of the United States of America.

     13.15 Directors' Liability. The obligations of FAC and the Operating Partnership hereunder are intended to be binding are binding only on the assets of FAC and the Operating Partnership, respectively, and no Contributor or Constituent Partnership nor anyone claiming by or through or under such Contributor or Constituent Partnership shall be entitled to obtain any judgment creating personal liability on the part of any directors, shareholders, the officers or partners in or of FAC or the Operating Partnership from time to time.

     13.16 Constituent Parties' Director Liability. The obligations of the Constituent Parties hereunder are intended to be binding on the assets of the Constituent Parties only, and neither FAC nor the Operating Partnership nor anyone claiming by or through or under FAC or the Operating Partnership shall be entitled to obtain any judgment creating personal liability on the part of any directors, shareholders, or officers in or at Konover Management South or any of the Constituent Parties in their capacities as such directors, shareholders, or officers. However, nothing in this Section shall affect the liability of any Person in its capacity as a Contributor or Constituent Partnership.

                          [PAGE INTENTIONALLY OMITTED]

     IN WITNESS WHEREOF, the parties have duly executed this Agreement by their hands and under seal affixed hereto as of the date and year first above written.

                                   FAC REALTY TRUST, INC.


                                   By:
                                         -------------------------------------
                                         C. Cammack Morton
                                         President


                                   FAC PROPERTIES, L.P.

                                   By:    FAC Realty Trust, Inc.,
                                          General Partner


                                          By:
                                                ------------------------------
                                                C. Cammack Morton
                                                President

                                   KONOVER MANAGEMENT SOUTH CORP.

                                   By:
                                         -------------------------------------
                                         Name:
                                         Title:

                         MASTER AGREEMENT SIGNATURE PAGE
                                   Durham, NC

     The undersigned, as a Contributor to that certain Amended and Restated Master Agreement (the "Master Agreement") by and among FAC Realty Trust, Inc., FAC Properties, L.P., the undersigned and other Contributors and parties dated as of June 30, 1998, hereby becomes a party to such Master Agreement subject to all of the terms and conditions thereof. The undersigned agrees that this signature page may be attached to any counterpart of the Master Agreement and shall be effective as of the date of the Master Agreement.



                             KONOVER DURHAM FESTIVAL
                             CENTRE LIMITED PARTNERSHIP              [SEAL]
                             By:        KONOVER MOBILE, INC.         [SEAL]
                                        Its General Partner
ATTEST:


                                          By:
--------------------------                    --------------------------------
                                              Fred P. Steinmark
                                              Its President
                                              Duly Authorized
--------------------------
(Corporate Seal)

                         MASTER AGREEMENT SIGNATURE PAGE
                                  Hollywood, FL

     The undersigned, as a Contributor to that certain Amended and Restated Master Agreement (the "Master Agreement") by and among FAC Realty Trust, Inc., FAC Properties, L.P., the undersigned and other Contributors and parties dated as of June 30, 1998, hereby becomes a party to such Master Agreement subject to all of the terms and conditions thereof. The undersigned agrees that this signature page may be attached to any counterpart of the Master Agreement and shall be effective as of the date of the Master Agreement.



                                          HOLLYWOOD FESTIVAL CENTRE LIMITED
                                          PARTNERSHIP                     [SEAL]
                                          By:  KONOVER MOBILE, INC.       [SEAL]
                                               Its General Partner

ATTEST:


                                          By:
--------------------------                    --------------------------------
                                              Fred P. Steinmark
                                              Its President
                                              Duly Authorized
--------------------------
(Corporate Seal)

                         MASTER AGREEMENT SIGNATURE PAGE
                                Jenson Beach, FL

     The undersigned, as a Contributor to that certain Amended and Restated Master Agreement (the "Master Agreement") by and among FAC Realty Trust, Inc., FAC Properties, L.P., the undersigned and other Contributors and parties dated as of June 30, 1998, hereby becomes a party to such Master Agreement subject to all of the terms and conditions thereof. The undersigned agrees that this signature page may be attached to any counterpart of the Master Agreement and shall be effective as of the date of the Master Agreement.



                                      SQUARE ONE STUART ASSOCIATES LIMITED
                                      PARTNERSHIP                         [SEAL]
                                      By:   SQUARE ONE STUART, INC.       [SEAL]
                                            Its General Partner
ATTEST:


                                      By:
--------------------------                --------------------------------
                                          Fred P. Steinmark
                                          Its President
                                          Duly Authorized
--------------------------
(Corporate Seal)


ATTEST:                              JENSEN REALTY, INC. AS TRUSTEE

                                      By:
--------------------------                --------------------------------
                                          Gregory Combs
                                          Its President
                                          Duly Authorized
--------------------------
(Corporate Seal)

                         MASTER AGREEMENT SIGNATURE PAGE
                                   Lenoir, NC

     The undersigned, as a Contributor to that certain Amended and Restated Master Agreement (the "Master Agreement") by and among FAC Realty Trust, Inc., FAC Properties, L.P., the undersigned and other Contributors and parties dated as of June 30, 1998, hereby becomes a party to such Master Agreement subject to all of the terms and conditions thereof. The undersigned agrees that this signature page may be attached to any counterpart of the Master Agreement and shall be effective as of the date of the Master Agreement.



                        LENOIR REALTY ASSOCIATES LIMITED
                        PARTNERSHIP                                       [SEAL]
                        By:     THREE L COMMERCIAL ASSOCIATES
                                Its General Partner
                                By:      KONOVER MANAGEMENT [SEAL]
                                         CORPORATION, Its General Partner


ATTEST:


                                 By:
--------------------------           --------------------------------
                                     Fred P. Steinmark
                                     Its President
                                     Duly Authorized
--------------------------
(Corporate Seal)

                         MASTER AGREEMENT SIGNATURE PAGE
                                   Mobile, AL

     The undersigned, as a Contributor to that certain Amended and Restated Master Agreement (the "Master Agreement") by and among FAC Realty Trust, Inc., FAC Properties, L.P., the undersigned and other Contributors and parties dated as of June 30, 1998, hereby becomes a party to such Master Agreement subject to all of the terms and conditions thereof. The undersigned agrees that this signature page may be attached to any counterpart of the Master Agreement and shall be effective as of the date of the Master Agreement.



                                          KONOVER MOBILE FESTIVAL CENTRE
                                          LIMITED PARTNERSHIP             [SEAL]
                                          By:      KR MOBILE, INC.        [SEAL]
                                                   Its General Partner

ATTEST:


                                          By:
--------------------------                    --------------------------------
                                              Fred P. Steinmark
                                              Its President
                                              Duly Authorized
--------------------------
(Corporate Seal)

                         MASTER AGREEMENT SIGNATURE PAGE
                                Oakland Park, FL

     The undersigned, as a Contributor to that certain Amended and Restated Master Agreement (the "Master Agreement") by and among FAC Realty Trust, Inc., FAC Properties, L.P., the undersigned and other Contributors and parties dated as of June 30, 1998, hereby becomes a party to such Master Agreement subject to all of the terms and conditions thereof. The undersigned agrees that this signature page may be attached to any counterpart of the Master Agreement and shall be effective as of the date of the Master Agreement.



                                          OAKLAND PARK FESTIVAL CENTRE
                                          LIMITED PARTNERSHIP             [SEAL]
                                          By:      KONOVER MOBILE, INC.   [SEAL]
                                                   Its General Partner

ATTEST:


                                          By:
--------------------------                    --------------------------------
                                              Fred P. Steinmark
                                              Its President
                                              Duly Authorized
--------------------------
(Corporate Seal)

                         MASTER AGREEMENT SIGNATURE PAGE
                                 Petersburg, VA

     The undersigned, as a Contributor to that certain Amended and Restated Master Agreement (the "Master Agreement") by and among FAC Realty Trust, Inc., FAC Properties, L.P., the undersigned and other Contributors and parties dated as of June 30, 1998, hereby becomes a party to such Master Agreement subject to all of the terms and conditions thereof. The undersigned agrees that this signature page may be attached to any counterpart of the Master Agreement and shall be effective as of the date of the Master Agreement.



                               PETERSBURG COMMERCIAL ASSOCIATES           [SEAL]
                               By:        PETERSBURG COMMERCIAL ASSOCIATES
                                          LIMITED PARTNERSHIP,            [SEAL]
                                          Its Partner

                                          By:      KONOVER MANAGEMENT
                                                   CORPORATION            [SEAL]
                                                   Its General Partner

ATTEST:


                                          By:
--------------------------                    --------------------------------
                                              Fred P. Steinmark
                                              Its President
                                              Duly Authorized
--------------------------
(Corporate Seal)


                                                AND

ATTEST:                                   By:   KONOVER MANAGEMENT
                                                CORPORATION, Its Partner  [SEAL]



                                          By:
--------------------------                    --------------------------------
                                              Fred P. Steinmark
                                              Its President
                                              Duly Authorized
--------------------------
(Corporate Seal)

                         MASTER AGREEMENT SIGNATURE PAGE
                                   Smyrna, GA

     The undersigned, as a Contributor to that certain Amended and Restated Master Agreement (the "Master Agreement") by and among FAC Realty Trust, Inc., FAC Properties, L.P., the undersigned and other Contributors and parties dated as of June 30, 1998, hereby becomes a party to such Master Agreement subject to all of the terms and conditions thereof. The undersigned agrees that this signature page may be attached to any counterpart of the Master Agreement and shall be effective as of the date of the Master Agreement.



                          KONOVER & ROSEN, a general partnership
                          By: KR COMMERCIAL ASSOCIATES
                              LIMITED PARTNERSHIP, general partner        [SEAL]
                              By:        KONOVER MANAGEMENT
                                         CORPORATION                      [SEAL]
                                         Its General Partner

ATTEST:


                                          By:
--------------------------                    --------------------------------
                                              Fred P. Steinmark
                                              Its President
                                              Duly Authorized
--------------------------
(Corporate Seal)

                         MASTER AGREEMENT SIGNATURE PAGE
                                    Tampa, FL

     The undersigned, as a Contributor to that certain Amended and Restated Master Agreement (the "Master Agreement") by and among FAC Realty Trust, Inc., FAC Properties, L.P., the undersigned and other Contributors and parties dated as of June 30, 1998, hereby becomes a party to such Master Agreement subject to all of the terms and conditions thereof. The undersigned agrees that this signature page may be attached to any counterpart of the Master Agreement and shall be effective as of the date of the Master Agreement.



                                  TAMPA FESTIVAL CENTRE LIMITED
                                  PARTNERSHIP                            [SEAL]
                                  By:     KONOVER MOBILE, INC.           [SEAL]
                                          Its General Partner

ATTEST:


                                          By:
--------------------------                    --------------------------------
                                              Fred P. Steinmark
                                              Its President
                                              Duly Authorized
--------------------------
(Corporate Seal)

                         MASTER AGREEMENT SIGNATURE PAGE
                                Lake Point Centre

     The undersigned, as a Contributor to that certain Amended and Restated Master Agreement (the "Master Agreement") by and among FAC Realty Trust, Inc., FAC Properties, L.P., the undersigned and other Contributors and parties dated as of June 30, 1998, hereby becomes a party to such Master Agreement subject to all of the terms and conditions thereof. The undersigned agrees that this signature page may be attached to any counterpart of said Master Agreement and shall be effective as of the date of the Master Agreement.

                                     LAKE POINT CENTRE ASSOCIATES, LTD.

                                          By:      K. SOUTH, INC.
                                                   Its General Partner


ATTEST:


                                          By:
--------------------------                    --------------------------------
                                              Fred P. Steinmark
                                              Its President
                                              Duly Authorized
--------------------------
(Corporate Seal)